ANNUAL
   REPORT



[LOGO]

RSI RETIREMENT TRUST



Core Equity Fund
Value Equity Fund
Emerging Growth Equity Fund
International Equity Fund
Actively Managed Bond Fund
Intermediate-Term Bond Fund
Short-Term Investment Fund



1998



BROKER/DEALER:


RETIREMENT SYSTEM
Distributors Inc.

317 Madison Avenue
New York, NY 10017-5397

TABLE OF CONTENTS
------------------------------------------------------

President's Message......................................................          1
Investment Review........................................................          3
Combined Financial Statements............................................         22
Financial Statements of Investment Funds.................................         24
    Core Equity Fund.....................................................         24
    Value Equity Fund....................................................         28
    Emerging Growth Equity Fund..........................................         32
    International Equity Fund............................................         37
    Actively Managed Bond Fund...........................................         43
    Intermediate-Term Bond Fund..........................................         50
    Short-Term Investment Fund...........................................         56
Notes to Financial Statements............................................         60
Independent Auditor's Report.............................................         77
Annual Meeting Results...................................................         78
Officers, Consultants, Investment Managers and Custodians................         79
Board of Trustees........................................................         80

[LOGO]
is a registered trademark of Retirement System Group Inc.

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 Heidi Viceconte, First Vice President and Treasurer
                 John F. Meuser, Senior Vice President
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Chris R. Kaufman, Vice President
                 Stephen A. Hughes, First Vice President
                 Herbert Kuhl, Jr., C.F.A., First Vice President
                 Deborah A. Modzelewski, First Vice President
                 Michael Morgenroth, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Associates, LLC

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Friess Associates, Inc.
                 HLM Management Company, Inc.
                 Morgan Grenfell Investment Services Limited
                 Retirement System Investors Inc.

                 CUSTODIANS
                 ---------------------------------------------------------------
                 The Chase Manhattan Bank
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 McGladrey & Pullen, LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Swidler Berlin Shereff Friedman, LLP

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Chairman, President and Chief Executive Officer
                   ALBANK, FSB, NY

                 Candace Cox
                   Investments

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank, Norwich, CT

                 William Dannecker
                   President and Chief Executive Officer
                   Retirement System Group Inc., NY

                 Covington Hardee
                   Retired Chairman
                   The Lincoln Savings Bank, FSB, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, ME

                 Maurice E. Kinkade
                   Director of Development
                   Maplebrook School
                   President, KINCO Management

                 Willliam G. Lillis
                   Real Estate Consultant

                 William A. McKenna, Jr.
                   Chairman, President and Chief Executive Officer Ridgewood Savings Bank, NY

                 William L. Schrauth
                   President and Chief Executive Officer
                   The Savings Bank of Utica, NY

                 William E. Swan
                   President and Chief Executive Officer
                   Lockport Savings Bank, NY

                 Raymond L. Willis
                   Private Investments

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                 PRESIDENT'S MESSAGE
                 To Our Unitholders:

                 This past fiscal year has been a volatile one, characterized by precipitous market drops and dramatic upward surges. In fact, with the market doing poorly one quarter and fully recovering the next, volatility like this has not been seen for quite some time.

                     The first three months of fiscal year 1998 (i.e., fourth
                 quarter 1997), for instance, were affected by concern over an overheated domestic economy, a fear of inflation, and uncertainty about the Asian markets. During this period, investors favored quality stocks, with large cap stocks performing respectably, while non-U.S. stocks and small cap stocks in the U.S. showed negative results.

                     A major turnaround was in evidence during the second three months of fiscal '98 (i.e., first quarter 1998), with all major domestic equity indices showing strong double-digit returns. The U.S. economy remained prosperous, and most of the major European countries showed positive economic growth during the period, as well.

                     In the third quarter of the fiscal year, European countries continued to show good economic growth (international equity returns for Europe were 5.15%), while the struggle in the Asian markets persisted (-8.82%). The U.S. stock market gained 3.31% during the quarter, as measured by the S&P 500, and the U.S. continued its expansion while inflation was on the decline.

                     During the final quarter of fiscal '98, the U.S. stock
                 market declined 9.90%, representing the first negative return in the last 15 quarters. In fact, for the first time in five years, bonds led stocks over the trailing four quarters ended September 30, 1998. With this kind of volatility, many stocks, including those held by several of the Trust's equity funds, were adversely affected.

                     Overall, in fiscal year 1998, the conditions that have
                 prevailed over the past several years--moderate economic growth, low inflation rates, favorable interest rates and substantial investment in mutual funds--continued. However, even with these favorable conditions, extreme market volatility was evident throughout the year.

                     Several funds in RSI Retirement Trust produced solid,
                 long-term investment returns for various periods ended September 30, 1998, with the Core Equity Fund achieving the best performance of the equity funds in the Trust this year. Outperforming its benchmark for every period in this report, the Core Equity Fund generated a return that was over five percentage points higher than its Lipper benchmark for fiscal year '98. While the Value Equity Fund slightly underperformed its benchmark for the year, for the longer time frames of three and five years ended September 30, 1998, it outperformed the benchmark for both periods.

                     Although the two funds on the fixed-income side of the
                 Trust slightly underperformed their benchmarks for the one-year period ended September 30, 1998, they outperformed their benchmarks for all other periods in this report.

                     At RSI Retirement Trust, we never lose sight of the fact
                 that we are devoted exclusively to investing the assets of tax-qualified pension plans and IRA accounts; we are entrusted with retirement assets, and we exercise careful judgment when investing those assets.

                     On behalf of the Board of Trustees, I want to thank you,
                 our unitholders, for choosing RSI Retirement Trust to help meet your retirement savings goals. I'd also like to thank the members of the Board for their invaluable counsel and assistance. Please feel free to call me if you would like to discuss any part of this report.

                                               Sincerely,

                                                   [SIGNATURE]

                                               William Dannecker
                                               President and Trustee

                                               November 16, 1998

                 INVESTMENT REVIEW
                 CORE EQUITY FUND

                 The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high-quality, medium-to-large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.

                 MARKET ENVIRONMENT

                 In fiscal year 1998, growth stocks outperformed value stocks, and large capitalization stocks in nearly every category outperformed smaller capitalization stocks. The best performing categories of the broad market, as measured by the S&P 500, were telecommunications service providers, healthcare companies and companies providing consumer staples. The worst performing sectors of the market were in such cyclical sectors as basic materials, energy and capital goods.

                     As the year progressed, the pace of economic and corporate earnings growth slowed. These issues were somewhat counterbalanced by declining interest rates, continued strong domestic employment and consumer spending, and low levels of inflation. A lack of confidence in currencies and policies swept around the world to affect most emerging economies, leading to instability in the entire world financial system. The increasing weakness of significant portions of the global economy began to affect American companies--particularly exporters--which also had to contend with the strong dollar. A strong dollar makes U.S. products more costly in other currencies and diminishes the foreign profits of U.S. based multinationals when reported in dollar terms. During the latter part of the fiscal year, this dollar strength softened somewhat. During the period, a weakened Presidency contributed to questions about the ability of the world's leading economy to take a decisive role in resolving the world's financial problems.

                     As the fiscal year progressed, investors increasingly
                 showed an aversion to risk. This showed up in investor preferences for large cap stocks, for high dividend paying stocks, and for growth stocks where the perceived likelihood of continued steady growth was high. This created a large valuation gap in the market related to market capitalization EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 and
                   MEASURING RISK AND RETURN
                  CORE EQUITY FUND VS S&P 500
               FOR 10-YEAR PERIOD ENDED 9/30/98
                                                                   CORE EQUITY     S&P 500
RETURN                                                                    15.87%      17.29%
RISK                                                                      11.46%      11.74%
THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL
TOTAL RETURN AND THE RISK (AS MEASURED BY THE
STANDARD DEVIATION) OF THE CORE EQUITY FUND AND
THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR
PERIOD ENDED 9/30/98. THE S&P 500 INDEX IS AN
UNMANAGED INDEX OF COMMON STOCKS WIDELY USED
AS A MEASURE OF THE BROAD EQUITY MARKET AND IS A
REPRESENTATIVE MARKET INDEX FOR THIS FUND.
STANDARD DEVIATION IS A STATISTICAL MEASURE OF
VOLATILITY OFTEN USED AS A MEASURE OF RISK.
IN GENERAL, THE GREATER THE STANDARD DEVIATION,
THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE
ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF
THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF
EACH INVESTMENT CAN BE DETERMINED. A LOWER
STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

                 perceptions of stability of growth, with the largest growth stocks significantly outperforming all other common stock categories.

                     During the fiscal year, the Core Fund maintained its
                 significant exposure to high growth segments of the economy, e.g., technology and healthcare, but worked at the margin to lower the volatility of returns by increasing the proportion in the portfolio of mid-cap low P/E stocks, principally stocks which had gotten relatively "cheaper" on traditional valuation measures such as price/earnings ratios, yield and price to book measures compared to the larger growth stocks, and which appear to be more defensive in nature.

                     Relative to the S&P 500 (a representative market index for this Fund), Core Fund performance was helped by its favorable stock selection in technology, and its overweighting and positive stock selection in the healthcare sector. The Fund had only limited exposure to the outperforming consumer staples and utilities sectors and was overweighted in financial stocks which modestly hurt performance. While the Fund was overweighted in capital goods and energy stocks, both poorly performing sectors, the Fund's stocks performed better than the S&P stocks in those sectors, helping performance versus the Index.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                  CORE EQUITY FUND VS       S&P 500
88                                            $10,000.00    $10,000.00
89                                            $13,309.71    $13,285.99
90                                            $12,722.51    $12,048.77
91                                            $15,212.05    $15,814.32
92                                            $16,536.51    $17,563.15
93                                            $18,954.61    $19,847.63
94                                            $19,548.14    $20,577.33
95                                            $25,670.34    $26,691.94
96                                            $31,089.08    $32,127.42
97                                            $41,827.64    $45,140.60
98                                            $43,641.22    $49,252.70
Core Equity: $43,641
S&P 500: $49,253
GROWTH OF $10,000
                                             CORE EQUITY       S&P 500
1 year                                            10,434        10,911
3 year                                            19,001        18,452
5 year                                            23,024        24,815
10 year                                           43,641        49,253
CUMULATIVE RETURNS
1 year                                             4.34%         9.11%
3 year                                            70.01%        84.52%
5 year                                           130.24%       148.15%
10 year                                          336.41%       392.53%
AVERAGE ANNUAL RETURNS
1 year                                             4.34%         9.11%
3 year                                            19.35%        22.65%
5 year                                            18.15%        19.93%
10 year                                           15.87%        17.29%

                 PERFORMANCE RESULTS

                 The Core Equity Fund returned
                 4.34% for the one-year period
                 ended September 30, 1998,
                 underperforming the S&P 500, which posted a 9.11% return for the same period. The S&P 500 is an unmanaged representative index of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable; in this report, all Trust results are net.) For the three, five and ten years ended September 30, 1998, the Core Fund produced average annual returns of 19.35%, 18.15% and 15.87%, respectively, while the S&P 500 posted average annual returns of 22.65%, 19.93% and 17.29% for these same three periods.

                     It should be noted that the Core Equity Fund's annualized
                 return for the ten years ended September 30, 1998, was achieved while taking less risk (as measured by standard deviation) than the S&P 500 (see chart on page 3).

                     The Core Equity Fund's return of 4.34% for the one-year
                 period ended September 30, 1998--the best performing Trust equity fund--significantly outperformed the -1.08% return of its Lipper benchmark, the Lipper Growth and Income Funds Average, for the same period. For this period, Core ranked in the top 29% of its Lipper grouping (205th out of 715 funds). For the trailing three, five and ten years ended September 30, 1998, the Fund achieved annualized returns of 19.35%, 18.15% and 15.87%, respectively, outperforming the Lipper benchmark's annualized returns of 16.62%, 15.09% and 14.01% for the same three periods. For all three periods, Core was a first quartile performer versus the Lipper Growth & Income

                 Funds grouping with rankings in the top 25% (111th out of 449 funds), top 11% (31st out of 289 funds) and top 16% (23rd out of 144 funds), respectively. Past performance is not a guarantee of future results.

                 CORE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                              Annualized
                                                  -----------------------------------
                                        1 Year     3 Years     5 Years     10 Years
                                      ----------  ----------  ----------  -----------
CORE EQUITY FUND(1)                        4.34%      19.35%      18.15%       15.87%
Lipper Growth & Income Funds Avg.(2)      -1.08       16.62       15.09        14.01

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 VALUE EQUITY FUND

                 The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time. (Retirement System Investors Inc. became the manager of this Fund on April 1, 1995.)

                 MARKET ENVIRONMENT

                 In fiscal year 1998, value stocks delivered somewhat lower returns than the broad equity market, as measured by the S&P 500 Index. The Russell 1000 Value Index (a representative market index for this Fund) returned 3.59% for the 12 months ended September 30, 1998, versus the S&P 500 Index, which returned 9.11% for the same period. Some of this divergence was traceable to the relatively higher weighting in the S&P 500 of consumer staples and healthcare companies, stock groups which performed well during the year. Generally, growth stocks outperformed value stocks and large capitalization stocks outperformed smaller capitalization stocks. A high exposure to financial companies helped the Russell 1000 Value
                 Index ("Russell Index") returns
                 for most of the fiscal year, but
                 hurt returns later in the period
                 as trading losses and credit
                 concerns caused a sell-off in
                 the sector, leaving 12 month
                 returns for this largest of
                 Russell Index sectors at -4.2%.
                 A significant positive
                 contribution to Russell Index
                 returns came from its high
                 exposure to telecommunications,
                 electric and gas utility service
                 providers; the utility
                 sector--the second largest
                 Russell Index
                 component--returned a total of
                 39.3% over the fiscal year.

                     As the year progressed, the
                 strong economy and robust
                 corporate earnings growth of
                 previous years slowed, and a
                 lack of confidence in currencies
                 and policies affected most
                 emerging economies, leading to
                 instability in the entire world
                 financial system. These
                 negatives for the stock market
                 were offset by the positive
                 factors of continued low
                 inflation, high employment and
                 consumer spending, and declining
                 interest rates in the U.S. The
                 increasing weakness of
                 significant portions of the
                 global economy began to affect
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 American
                 MEASURING RISK AND RETURN
                   VALUE EQUITY FUND VS
                 RUSSELL 1000 VALUE INDEX
             FOR 10-YEAR PERIOD ENDED 9/30/98
                                                               VALUE EQUITY      RUSSELL 1000 VALUE
RETURN                                                                 12.84%                  15.86%
RISK                                                                   14.19%                  11.51%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE VALUE EQUITY
FUND AND THE RUSSELL 1000 VALUE INDEX FOR
THE TEN-YEAR PERIOD ENDED 9/30/98. THE RUSSELL
1000 VALUE INDEX IS A REPRESENTATIVE MARKET
INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND
CHART (P. ) FOR A DEFINITION OF STANDARD DEVIATION.

                 companies, particularly exporters, which also had to contend with the strong dollar, making U.S. products more costly in other currencies and diminishing the foreign profits of U.S. based multinationals when reported in dollar terms. A weakened Presidency contributed to questions about the ability of the world's leading economy to take a decisive role in resolving the world's financial problems.

                     As the fiscal year progressed, investors' aversion to risk increased. This benefited such sectors as utilities, food and tobacco companies, and other high dividend payers like auto manufacturers and the major oil companies. Additionally, perhaps counter-intuitively, some investors gravitated to stocks of large companies without reference to traditional valuation measures such as price earnings ratios, yield, or price to book ratios. This created a large valuation gap in the market related to market capitalization, with the largest stocks significantly outperforming the smaller ones.

                     The Fund's investments in the following industries helped
                 performance during the fiscal year: electric and natural gas utilities; telecommunications service providers; pharmaceutical manufacturers; auto companies; and value technology issues. The Fund seeks to buy undervalued stocks and avoided purchasing large capitalization high P/E stocks, which we generally viewed as overpriced. Because the market gravitated to just these "tried and true" names--no matter their high cost based on conventional valuation measures--the Fund's relative returns for the year were negatively affected. Certain special situations investments, companies with unique products and attributes which the market recognized during the course of the year, contributed significant positive returns to the portfolio. Relative to the Russell Index, an underweighting in utilities hurt returns; in the energy sector, Fund weightings were low in the better performing integrated multinationals and higher in the poorly performing energy services sector. In technology, the Fund was overweighted to the Russell Index; this factor, and favorable stock selection of value oriented technology issues generated a large positive contribution to total Fund returns. Good stock selection in the consumer staples sector also added to returns.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                 VALUE EQUITY FUND VS       RUSSELL 1000 VALUE INDEX
88                                            $10,000.00                     $10,000.00
89                                            $12,461.63                     $12,838.89
90                                             $9,454.86                     $10,878.81
91                                            $12,781.02                     $14,026.32
92                                            $13,649.75                     $15,764.85
93                                            $15,756.12                     $19,763.18
94                                            $16,095.28                     $19,627.82
95                                            $19,415.49                     $25,062.53
96                                            $23,604.43                     $29,561.03
97                                            $34,130.33                     $42,068.88
98                                            $33,481.76                     $43,580.19
Value Equity: $33,482
Russell 1000: $43,580
GROWTH OF $10,000
                                            VALUE EQUITY                   RUSSELL 1000
1 year                                            $9,810                        $10,359
3 year                                           $17,245                        $17,389
5 year                                           $21,250                        $22,051
10 year                                          $33,482                        $43,580
CUMULATIVE RETURNS
1 year                                            -1.90%                          3.59%
3 year                                            72.45%                         73.89%
5 year                                           112.50%                        120.51%
10 year                                          234.82%                        335.80%
AVERAGE ANNUAL RETURNS
1 year                                            -1.90%                          3.59%
3 year                                            19.92%                         20.25%
5 year                                            16.27%                         17.13%
10 year                                           12.84%                         15.86%

                 PERFORMANCE RESULTS

                 For the one-year period ended
                 September 30, 1998, the Value
                 Equity Fund returned
                 -1.90%, trailing the 3.59% return of the Russell 1000 Value Index, an unmanaged representative index reflecting the performance of approximately 725 stocks with a less-than-average growth orientation. For the three-, five- and ten-year periods ended September 30, 1998, the Fund produced annual returns of 19.92%, 16.27% and 12.84%, respectively, compared to annualized returns of 20.25%, 17.13% and 15.86% for the Russell 1000 Value Index for these specific trailing periods. [Retirement System Investors Inc. has been the manager of the Fund since April 1, 1995. During the period, it returned 21.74% per annum, while the Russell 1000 Value Index reflected an annualized return of 22.94% for the same period.] The Fund's risk profile, as measured by standard deviation, versus the market (the Russell 1000 Value) is reflected in the chart on page 3.

                     For the one year period ended September 30, 1998, the
                 Fund's return of -1.90% trailed the -1.08% return of the Lipper Growth and Income Funds Average, a representative performance benchmark, for the same period. For the recent three and five years ended September 30, 1998, the Value Equity Fund reflected annualized returns of 19.92% and 16.27% and outpaced the Lipper benchmark returns of 16.62% and 15.09% per annum for those periods. These performances ranked the fund in the top 19% (82nd out of 449 funds) and top 32% (90th out of 289 funds) of its Lipper benchmark grouping, respectively. For the recent ten-year period, the Fund returned 12.84% per year versus the 14.01% annualized return for the Lipper benchmark. [Retirement System Investors Inc., the manager of this Fund since April 1, 1995, or 3 1/2 years ended September 30, 1998, reflected an annualized return of 21.74% and exceeded the 19.03% annualized return for the Lipper Growth & Income Funds average by 244 basis points per year. Value ranked in the top 27% of its Lipper benchmark grouping--111th out of 418 funds.] Past performance is not a guarantee of future results.

                 VALUE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                              Annualized
                                                  -----------------------------------
                                        1 Year     3 Years     5 Years     10 Years
                                      ----------  ----------  ----------  -----------
VALUE EQUITY FUND(1)                      -1.90%      19.92%      16.27%       12.84%
Lipper Growth & Income Funds Avg.(2)      -1.08       16.62       15.09        14.01

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund, a fund that has above-average volatility, seeks capital appreciation through investment in quality growth stocks of smaller companies--those in the $50 million to $750 million capitalization range at time of purchase.

                 MARKET ENVIRONMENT

                 Economic growth, as measured by the Gross Domestic Product ("GDP"), was respectable for the fourth quarter, 1997 at 3.7%, annualized, and reached a very strong 6.4% for the first quarter, 1998, before dropping off substantially in the second quarter to 2.7%. For the final quarter of fiscal year 1998, the GDP was 3.3%. It was a year when large cap growth stocks, for the most part, were in favor, followed by large cap value stocks. The stock market for large cap growth and value stocks peaked in mid-July, 1998 and then dropped off about 15% for the remainder of the third quarter. As noted in the Market Commentary for the Core Equity Fund, a number of factors contributed to the change of investor sentiment for equities, especially during the September quarter. While economic uncertainty on a global basis was of concern, most noticeably at fiscal year-end, it was a period when inflation in the U.S. remained very subdued (1.5% year-on-year through September 30, 1998) and long interest rates were the lowest in over 30 years.

                     Stock of small
                 capitalization companies, as
                 measured by the Russell 2000
                 Growth Index, peaked on April
                 17, 1998 (three months before
                 large cap stocks), and dropped
                 severely through August. The
                 Russell 2000 Growth Index (the
                 most appropriate market index
                 benchmark for the Fund) was down
                 35% at August 31st from its
                 peak, but experienced solid
                 recovery in September (Index
                 rose 10.14%). From September 30,
                 1997 through the market peak in
                 April, the Russell 2000 Growth
                 Index showed a lackluster,
                 single digit increase of 5.4%.
                 In contrast, large cap growth
                 stocks, as measured by the
                 Russell 1000 Growth Index,
                 increased 29.0% from Septmber
                 30, 1997 to its peak on July
                 20th, while the S&P 500 Index
                 rose 25.3% from September 30,
                 1997 to its peak in July.

                     With little or no interest
                 in small cap stocks for most of
                 the year, and major liquidity
                 concerns, the Russell 2000
                 Growth Index returned -24.83%
                 for the year versus +11.10% for
                 the Russell 1000 Growth Index
                 and +9.11% for the S&P 500
                 Index. (For comparative
                 purposes, in fiscal year 1997,
                 the Russell 2000 Growth Index
                 rose 23.35% while the Russell
                 1000 Growth Index was up 36.30%
                 and the S&P 500 generated a
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 40.50% return.)
                    MEASURING RISK AND RETURN
                  EMERGING GROWTH EQUITY FUND VS
                    RUSSELL 2000 GROWTH INDEX
                 FOR 10-YEAR PERIOD ENDED 9/30/98

                                                                           EMERGING GROWTH        RUSSELL 2000 GROWTH
RETURN                                                                              12.67%                      9.11%
RISK                                                                                23.63%                     20.68%
THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL
TOTAL RETURN AND THE RISK (AS MEASURED BY THE
STANDARD DEVIATION) OF THE EMERGING GROWTH
EQUITY FUND AND THE RUSSELL 2000 GROWTH INDEX
FOR THE TEN-YEAR PERIOD ENDED 9/30/98. THE RUSSELL
2000 GROWTH INDEX IS A REPRESENTATIVE MARKET INDEX FOR
THIS FUND. SEE THE CORE EQUITY FUND CHART (P. )
FOR A DEFINITION OF STANDARD DEVIATION.

                     The Emerging Growth Equity Fund is managed by two
                 investment managers under sub-advisory agreements with Retirement System Investors Inc.--HLM Management Company, Inc. ("HLM"), since April 1, 1997 and Friess Associates, Inc. ("Friess") since January 1, 1990. As of September 30, 1998, Friess was managing 61% of the assets of the Fund and HLM was managing the remaining 39%.

                     Friess is a small market capitalization, aggressive
                 growth-oriented manager. At the start of the year, Friess maintained over 83% of the portfolio assets in the consumer, technology and energy sectors of the market. This position changed to 76.5% at September 30, 1998. Portfolio performance was most volatile during the fourth quarter, 1997 (mainly in the month of December, when Friess underperformed versus the market by over 6% (-6.32% vs. +0.06%), and the third quarter, 1998 (principally in September, with a gross return of +1.39% versus +10.14% for the market).

                     In the fourth quarter, 1997 Friess shifted assets out of
                 the technology, energy and capital goods sectors because of deteriorating earnings prospects, which were further impacted by the Asian financial crisis. As a result, 19.7% of the portfolio holdings in these three sectors were eliminated from early December through January, 1998--technology went from 25.7% to 15.8%, energy from 12.9% to 4.9% and capital goods from 7.45 to 5.6% of portfolio assets. This action took place after incurring major portfolio losses in these sectors. (During this period, cash reached 25% of the assets managed by Friess and declined gradually to 10% at March 31, 1998).

                     After the completion of portfolio restructuring (i.e.,
                 acquiring stocks that exhibited little exposure to the more sensitive industries that were experiencing major changes in earnings expectations), performance was modestly favorable for the first and second quarters of 1998 followed by a hostile environment in the third quarter, especially in August, when the small cap growth market (Russell 2000 Growth Index) was dramatically down, at -23.08%. It was a period when consumer cyclical and technology stocks were hit the hardest, and the Friess portfolio, with heavy concentrations in both areas, suffered accordingly. For this quarter, Friess experienced a gross return of -31.55%, down over nine percentage points versus the Russell 2000 Growth Index of -22.36%. (Friess's gross return for fiscal 1998 was -38.66% versus +46.21% for fiscal year 1997.)

                     Friess continues to conduct its research of identifying
                 companies through intensive bottom-up research by working with company managements as well as customers, competitors, and suppliers. At September 30, 1998, the portion of the Fund's portfolio managed by Friess held 59 stocks with emphasis on holding stronger companies with more predictable earnings (down from 88 holdings at September 30, 1997).

                     HLM invests in small capitalization stocks and is a more
                 conservative emerging growth company manager than Friess. It invests in high-quality emerging companies that are entrepreneurially managed, rapidly growing and have the potential to become profitable industry leaders. At time of purchase, the companies will normally have a market value of $100-$500 million. (At September 30, 1998, the average market cap was $322 million for HLM and $502 million for Friess.) A substantial majority of HLM's portfolio companies have completed their IPO's within the past four years. For the 12 months ended September 30th, HLM reflected a gross portfolio return of -24.16%, which was in line with the market--the Russell 2000 Growth Index--which declined 24.83% for this period.

                     The weakness in performance was broadly spread with just a few pockets of relative strength. The strongest areas were financial services, reflecting HLM's ownership of processors serving the financial services market and the consumer discretionary and business services sectors. Within the consumer discretionary sector, the exception was the education area, which was weak. The relatively stronger performance in the financial services and business services sectors reflects investor recognition of the perceived sustainability of earnings trends in these groups. The weakest areas were health care services, where price pressure from the payers continued, and biotechnology and medical products, where valuations severely compressed.

                     During the year, HLM industry exposure shifted slightly.
                 The only substantial increase in industry weighting was in financial services, ending at 10% of portfolio assets. This weighting is largely composed of companies who provide processing services to financial service companies, or serve the financial needs of major corporations. The technology industry showed the largest decline, from 23.5% of portfolio assets to 18.4%. This decline reflects the growing worldwide softness in industry fundamentals, with the exception of the Internet, where HLM has only modest exposure because of difficulty in identifying potentially successful business models. The other industry showing a substantial decline was energy, where assets declined from 7.9% to 0.4%, reflecting worldwide demand softness, which was strongly influenced by the Asian economic woes. Significant industries where HLM's exposure remained high during the year were consumer discretionary, business and educational service stocks with holdings of about 28% and a 26% weighting in the broadly diversified health care area.

                     On September 30, 1998, the HLM portfolio held 46 stocks, of which only two overlapped with the Friess holdings. (At September 30, 1997, HLM held 57 stocks, with an overlap of four stocks with Friess). The reduced number of holdings is well within the range of the 40 to 60 stocks that HLM traditionally holds. The current lower number reflects HLM's focus on the most sustainable business models; including a smaller than normal content of recently public companies.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      EMERGING GROWTH EQUITY FUND VS          RUSSELL 2000 GROWTH INDEX
88                                                             $10,000.00                        $10,000.00
89                                                             $11,537.54                        $12,350.68
90                                                              $8,992.47                         $9,110.41
91                                                             $14,020.33                        $13,736.24
92                                                             $14,572.98                        $13,706.07
93                                                             $21,336.85                        $17,706.13
94                                                             $21,601.16                        $17,861.23
95                                                             $31,584.79                        $22,894.04
96                                                             $40,288.93                        $25,780.62
97                                                             $50,741.11                        $31,801.52
98                                                             $32,978.42                        $23,904.27
Emerging Growth: $32,978
Russell 2000 Growth: $23,904
GROWTH OF $10,000
                                                   EMERGING GROWTH EQUITY               RUSSELL 2000 GROWTH
1 year                                                             $6,499                            $9,517
3 year                                                            $10,441                           $10,441
5 year                                                            $15,456                           $13,501
10 year                                                           $32,978                           $23,904
CUMULATIVE RETURNS
1 year                                                            -35.01%                           -24.83%
3 year                                                              4.41%                             4.41%
5 year                                                             54.56%                            35.01%
10 year                                                           229.78%                           139.04%
AVERAGE ANNUAL RETURNS
1 year                                                            -35.01%                           -24.83%
3 year                                                              1.45%                             1.45%
5 year                                                              9.10%                             6.19%
10 year                                                            12.67%                             9.11%

                 PERFORMANCE RESULTS

                 The Emerging Growth Equity Fund
                 declined -35.01% for the
                 one-year period ended

                 September 30, 1998, and trailed the -24.83% return of the Russell 2000 Growth Index, a representative index that reflects the performance of the small company growth securities component of the Russell 2000 Index. (The latter index was down 19.01%). For the three-year period ended September 30, 1998, the Fund's net return, at 1.45%, annualized, was equal to the market return; and, for the five- and ten-year periods, the Fund outperformed the Russell 2000 Growth Index, achieving an average annual return of 9.10% and 12.67% per year, respectively, compared to the 6.19% and 9.11% return per year for the Index. The Fund's risk profile (as measured by standard deviation) versus the market (the Russell 2000 Growth Index) is reflected in the chart on page 3.

                     For the one-year period ended September 30, 1998, the
                 Emerging Growth Fund produced a return of -35.01, compared to the Lipper Small Company Growth Funds Average return of -20.60%. For the longer periods (three, five and ten years), the annualized returns trailed the Lipper Small Company Growth Average (the Fund's representative performance benchmark) with annualized returns of 1.45%, 9.10% and 12.67% versus annualized returns of 6.45%, 9.40% and 13.02%, respectively, for the Lipper benchmark. Past performance is not a guarantee of future results.

                 EMERGING GROWTH EQUITY FUNDS VS LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                                   Annualized
                                                       -----------------------------------
                                             1 Year     3 Years     5 Years     10 Years
                                           ----------  ----------  ----------  -----------
EMERGING GROWTH EQUITY FUND(1)                -35.01%       1.45%       9.10%       12.67%
Lipper Small Company Growth Funds Avg.(2)     -20.60        6.45        9.40        13.02

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 INTERNATIONAL EQUITY FUND

                 The International Equity Fund seeks capital appreciation over time by investing in stocks of companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. While holdings are principally concentrated in the larger markets abroad (including small capitalization companies), some investments are also made in emerging markets. The portfolio manager, Morgan Grenfell Investment Services Ltd. ("Morgan Grenfell"), looks for companies whose current prices, in their view, do not reflect their true earnings potential, and for stocks that are misperceived by investors, and therefore, are selling at undervalued prices. (Morgan Grenfell manages under a sub-advisory agreement with Retirement System Investors Inc.)

                 MARKET ENVIRONMENT

                 The year ended September 30, 1998 was an extraordinarily difficult one for international markets, as a series of events around the globe combined to undermine investor confidence and induce extreme volatility into equity and currency markets alike. Fiscal year 1997 closed with problems mainly confined to the markets of the Far East. However, by the close of the period under review, all markets had undergone periods of severe correction. Problems continued to emanate from Asia as the Japanese economy confirmed recession. Further concerns were created as Russia devalued the ruble and defaulted on a number of bond issues, while write-offs were reported by a number of leveraged hedge funds and global banks. The period under review ended in great uncertainty as investors attempted to assess the likelihood of recession spreading to the economies of the West. Weighed down by problems in the East, the MSCI EAFE Index ended the fiscal year down 8.35%, which, like 1997, compared unfavorably again to the U.S. (S&P 500 Index was up 9.11%). In addition, as in 1997, there was enormous disparity of returns:
                 Europe at +8.7%, compared more than favorably with Japan, which was down over 33%. However, most dramatic market declines were seen in the emerging markets of the world, where the problems in Russia and continuing problems in Asia encouraged investors to exit these traditionally more volatile markets-- Indonesia down 87%, followed by Malaysia (-73%), and Thailand (-64%). In Latin America, the market also reacted unfavorably, with Brazil down 48% and Mexico down 43%. Hong Kong, which had reacted well to the Chinese take-over in June 1997, fell 47% and the Hong Kong/U.S. dollar exchange rate peg was attacked. Singapore was also down 49%.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MEASURING RISK AND RETURN
               INTERNATIONAL EQUITY FUND VS
                         MSCI EAFE
             FOR 10-YEAR PERIOD ENDED 9/30/98
                                                               INTERNATIONAL

                                                                         EQUITY     MSCI EAFE
RETURN                                                                    6.20%         5.10%
RISK                                                                     13.41%        16.59%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY
THE STANDARD DEVIATION) OF THE INTERNATIONAL
EQUITY FUND AND THE MSCI EAFE FOR THE TEN-YEAR
PERIOD ENDED 9/30/98. THE MSCI EAFE IS A
REPRESENTATIVE MARKET INDEX FOR THIS FUND.
SEE THE CORE EQUITY FUND CHART (P. 2)
FOR A DEFINITION OF STANDARD DEVIATION.

                     In the face of deteriorating fundamentals, the portfolio
                 manager reduced Latin American holdings to zero in the second quarter and also reduced weightings in the Far East to below index weightings. Despite these moves, the International Equity Fund underperformed versus the market, with a gross return of -9.31 compared to -8.35% for the MSCI EAFE Index. Good stock selection in the U.K., Sweden, and Japan was offset by generally poor returns in European stock markets. Asset allocation was also negative, with the positive impact of underweighting Japan more than offset by poor allocation throughout Europe. Here the core markets, namely Germany (+15.9%) and France (+14.8%) did particularly well. The U.K., on the other hand, where the portfolio was overweighted, returned +3.4%. Despite Yen strength towards the end of the year, the portfolio benefited from the hedges from Yen into U.S. dollars, which were in place throughout the year.

                     For the past four fiscal years, the MSCI EAFE Index has
                 significantly trailed the U.S. stock market performance, with returns of 5.80% in 1995, 8.61% in 1996, 12.18% in 1997 and
                 -8.35% in 1998, versus the S&P 500, which returned 29.72%, 20.36%, 40.50%, and 9.11%, respectively, for these periods.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   INTERNATIONAL EQUITY FUND VS       MSCI EAFE
88                                                       $10,000.00    $10,000.00
89                                                       $11,964.14    $12,229.84
90                                                       $10,163.69     $8,853.32
91                                                       $11,749.89    $10,792.34
92                                                       $11,352.33    $10,024.49
93                                                       $13,797.88    $12,666.51
94                                                       $15,291.72    $13,908.68
95                                                       $16,163.12    $14,717.98
96                                                       $18,171.34    $15,987.88
97                                                       $20,516.55    $17,934.99
98                                                       $18,247.64    $16,436.61
International Equity: $18,248
MSCI EAFE: $16,437
GROWTH OF $10,000
                                               INTERNATIONAL EQUITY     MSCI EAFE
1 year                                                       $8,894        $9,165
3 year                                                      $11,290       $11,168
5 year                                                      $13,225       $12,976
10 year                                                     $18,248       $16,437
CUMULATIVE RETURNS
1 year                                                      -11.06%        -8.35%
3 year                                                       12.90%        11.68%
5 year                                                       32.25%        29.76%
10 year                                                      82.48%        64.37%
AVERAGE ANNUAL RETURNS
1 year                                                      -11.06%        -8.35%
3 year                                                        4.13%         3.75%
5 year                                                        5.75%         5.35%
10 year                                                       6.20%         5.10%

                 PERFORMANCE RESULTS

                 For the one-year period ended
                 September 30, 1998, the
                 International Equity Fund
                 returned -11.06%, versus the MSCI EAFE Index return of -8.35%. For the recent three- and five-year periods, the Fund reflected annualized returns of 4.13% and 5.75%, outperforming the EAFE Index, which returned 3.75% and 5.35% per annum for both these periods. For the ten years ended September 30, 1998, the International Fund produced a return of 6.20%, annualized, compared to the MSCI EAFE Index per year return of 5.10%. During this period, the Fund had a much lower risk exposure, as measured by standard deviation, than the MSCI EAFE Index (see chart on page 3).

                     The International Equity Fund's return of -11.06% for the
                 one-year period ended September 30, 1998 underperformed the -10.65% return of the Lipper International Funds Average, the Fund's performance benchmark. For the trailing three-, five- and ten-year periods ended September 30, 1998, the Fund returned 4.13%, 5.75% and 6.20% per annum, respectively, versus an annualized return of 4.79%, 6.41% and 8.42%, respectively, for the Lipper benchmark. Past performance is not a guarantee of future results.

                 INTERNATIONAL EQUITY FUND VS LIPPER INTERNATIONAL FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                                  Annualized
                                                    --------------------------------------
                                          1 Year      3 Years      5 Years      10 Years
                                        ----------  -----------  -----------  ------------
INTERNATIONAL EQUITY FUND(1)               -11.06%        4.13%        5.75%        6.20%
Lipper International Funds Avg.(2)         -10.65         4.79         6.41         8.42

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 ACTIVELY MANAGED BOND FUND

                 The Actively Managed Bond Fund invests in high-quality, fixed-income securities (bonds and other debt securities) with maturities of up to 30 years. The Fund has been managed by Retirement System Investors Inc. exclusively since August 2, 1993. Its performance index is the Lehman Brothers Aggregate Bond Index.

                 MARKET ENVIRONMENT

                 The environment for fixed-income
                 investors was mostly favorable
                 during the fiscal year ended
                 September 30, 1998. The bond
                 market rallied on prospects that
                 deflation and weakened economies
                 in Asia and other developing
                 countries would slow the U.S.
                 economy and further reduce
                 inflation. Inflation declined to
                 less than 2.0% by various
                 measurements (CPI, PPI, GDP
                 deflators, etc.), real returns
                 on fixed-income securities were
                 above historical averages and
                 also above low foreign bond
                 yields, and a Federal budget
                 surplus reduced Treasury
                 financings. The Federal Reserve
                 reduced the Funds rate to 5.25%
                 from 5.50% at its September
                 meeting, citing the dampening
                 effect of a global slowdown on
                 the U.S. economy. A further cut
                 in Fed Funds to 5.0%, and a cut
                 in the discount rate to 4.75%
                 from 5.0% were made in October
                 (fiscal year 1999), citing
                 unsettled credit market
                 conditions.

                     Interest rates trended lower
                 throughout the 1998 fiscal year.
                 The 30-year Treasury ended
                 fiscal 1998 at 4.97% versus
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 6.40%
                MEASURING RISK AND RETURN
              ACTIVELY MANAGED BOND FUND VS
          LEHMAN BROTHERS AGGREGATE BOND INDEX
            FOR 10-YEAR PERIOD ENDED 9/30/98
                                                             ACTIVELY MANAGED       LEHMAN BROS.
RETURN                                                                     8.81%              9.30%
RISK                                                                       5.29%              4.68%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE ACTIVELY
MANAGED BOND FUND AND THE LEHMAN BROS.
AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD
ENDED 9/30/98. LEHMAN BROS. IS A REPRESENTATIVE
MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY
FUND CHART (P. ) FOR A DEFINITION OF
STANDARD DEVIATION

                 the year before; the ten-year Treasury declined to 4.41% from 6.10%; the five-year Treasury fell to 4.21% from 5.98%; and the two-year Treasury was 4.26% versus 5.77%. A flat to inverted yield curve currently discounts further rate cuts by the Federal Reserve.

                     During the final quarter of fiscal 1998 (July through
                 September), a flight to quality developed which attracted money to U.S. Treasuries. Russia defaulted and fear grew of more debt defaults among developing countries. Volatility increased in the markets and spreads widened sharply between Treasuries and other bond sectors. Leveraged arbitrageurs faced a credit crunch, and to raise liquidity, mortgages, corporates, agencies and other non-Treasuries were sold, with yield spreads widening at least 50 to 100 basis points over normal levels. Consequently, long term Treasuries considerably outperformed other bond sectors in the September quarter and also for the year. Callable products, despite higher yields, lagged during the quarter and year because of the spread widenings and their shorter durations. Funds with above-average exposure to long Treasuries were the best performers in fiscal 1998, and those primarily in short callable issues were underperformers.

                     The Actively Managed Bond Fund began fiscal 1998 with a
                 duration of 5.8 years, which was gradually raised to 6.5 years at September 30, 1998. The Lehman Brothers Aggregate Bond Index had a modified duration of 4.3 years at the end of fiscal 1998. Investment objectives during the year primarily consisted of buying Federal agency bonds and mortgages to obtain higher yields, while maintaining duration longer than the Index. At September 30, 1998, the yield to maturity of the Actively Managed Bond Fund was 6.55%, versus 5.37% for the Aggregate Bond Index.

                     The Fund maintained high quality, with 15% in U.S.
                 Treasuries, 17% in Federal agency notes and bonds, 8% in Federal agency mortgage pass thrus, 58% in agency and AAA rated collateralized mortgage obligations and 2% in corporates as of fiscal year end. (The quality of holdings is restricted to "A" or better, and at least 65% of holdings must be U.S. Government or agency issues.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                    ACTIVELY MANAGED BOND FUND VS            LEHMAN BROTHERS AGGREGATE BOND INDEX
88                                                         $10,000.00                                        $10,000.00
89                                                         $10,844.55                                        $11,125.28
90                                                         $11,373.95                                        $11,965.48
91                                                         $13,409.42                                        $13,878.20
92                                                         $15,154.99                                        $15,620.96
93                                                         $16,919.06                                        $17,180.88
94                                                         $16,074.03                                        $16,626.62
95                                                         $18,245.20                                        $18,962.61
96                                                         $18,991.54                                        $19,891.07
97                                                         $20,903.65                                        $21,821.14
98                                                         $23,272.19                                        $24,329.71
Actively Managed: $23,272
Lehman Bros. Index: $24,330
GROWTH OF $10,000
                                           ACTIVELY MANAGED BOND FUND                                LB AGG. BOND INDEX
1 year                                                        $11,133                                           $11,150
3 year                                                        $12,755                                           $12,830
5 year                                                        $13,755                                           $14,161
10 year                                                       $23,272                                           $24,330
CUMULATIVE RETURNS
1 year                                                         11.33%                                            11.50%
3 year                                                         27.55%                                            28.30%
5 year                                                         37.55%                                            41.61%
10 year                                                       132.72%                                            43.30%
AVERAGE ANNUAL RETURNS
1 year                                                         11.33%                                            11.50%
3 year                                                          8.45%                                             8.66%
5 year                                                          6.58%                                             7.21%
10 year                                                         8.81%                                             9.30%

                 PERFORMANCE RESULTS

                 The Actively Managed Bond Fund
                 posted a return of 11.33% for
                 the one-year period
                 ended September 30, 1998 and was within 17 basis points of the 11.50% return of the Lehman Brothers Aggregate Bond Index, a representative market index. For the recent three- and five-year periods, the Fund's annualized returns were 8.45% and 6.58% compared to the market index returns of 8.66% and 7.21% per annum. Over the longer term, ten years ended September 30, 1998, the Fund had a return of 8.81% per year compared to the 9.30% annualized return of the Lehman Brothers Aggregate Bond Index. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the market index (see chart on page 3).

                     The Actively Managed Bond Fund underperformed its Lipper
                 benchmark, the U.S. Government Bond Funds Average, for the one-year period ended September 30, 1998, with a return of 11.33%, compared to the 11.64% return of the benchmark. Over the longer term (three, five and ten years ended September 30, 1998), the Fund showed superior performance results compared to its Lipper benchmark with annualized returns of 8.45%, 6.58% and 8.81%, respectively. For all three periods, the Lipper benchmark reflected returns of 7.82%, 6.10% and 8.19% per annum. For these periods, the Fund achieved a top 17% ranking (25th out of 152 funds), a top 26% ranking (25th out of 97 funds) and a top 22% ranking (11th out of 52 funds), respectively, in the Lipper benchmark grouping. Past performance is not a guarantee of future results.

                 ACTIVELY MANAGED BOND FUND VS LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                                  Annualized
                                                      -----------------------------------
                                            1 Year     3 Years     5 Years     10 Years
                                          ----------  ----------  ----------  -----------
ACTIVELY MANAGED BOND FUND(1)                 11.33%       8.45%       6.58%        8.81%
Lipper U.S. Government Bond Funds
Avg.(2)                                       11.64        7.82        6.10         8.19

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 INTERMEDIATE-TERM BOND FUND

                 The Intermediate-Term Bond Fund invests in high-quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System
                 Investors Inc. Its performance
                 index is the Lehman Brothers
                 Government-Intermediate Bond
                 Index.

                 MARKET ENVIRONMENT

                 The mostly favorable environment
                 for fixed-income investors (see
                 Actively Managed Bond Fund) also
                 had a positive impact on the
                 Intermediate-Term Bond Fund,
                 until the final quarter of
                 fiscal 1998. The flight to
                 quality into Treasuries, with
                 yield spreads widening sharply
                 in all other bond sectors,
                 caused the Intermediate Fund to
                 underperform in the September
                 quarter and fiscal 1998 year. As
                 noted under the Actively Managed
                 Bond Fund, during the final
                 quarter of fiscal 1998 (July
                 through September) a flight to
                 quality developed, which
                 attracted money to U.S.
                 Treasuries. Russia defaulted and
                 fear grew of more debt defaults
                 among developing countries.
                 Volatility increased in the
                 markets and spreads widened
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 sharply between Treasuries
                  MEASURING RISK AND RETURN
                INTERMEDIATE-TERM BOND FUND VS
                 LEHMAN BROTHERS GOVERNMENT-
                   INTERMEDIATE BOND INDEX
               FOR 10-YEAR PERIOD ENDED 9/30/98

                                                                     INTERMEDIATE-TERM       LEHMAN BROS.
RETURN                                                                           7.75%              8.38%
RISK                                                                             3.64%              3.84%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM
BOND FUND AND THE LEHMAN BROS. GOVERNMENT-
INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD
ENDED 9/30/98. LEHMAN BROS. IS A REPRESENTATIVE
MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY
FUND CHART (P. 2) FOR A DEFINITION OF
STANDARD DEVIATION.

                 and other bond sectors. Leveraged arbitrageurs faced a credit crunch, and to raise liquidity sold mortgages, corporates, agencies and other non-Treasuries, with yield spreads widening at least 50 to 100 basis points over normal levels. Consequently, long-term Treasuries considerably outperformed other bond sectors in the September quarter and also for the year. Callable products, despite higher yields, lagged during the quarter and year because of the spread widenings and their shorter durations. Funds with above-average exposure to long Treasuries were the best performers in fiscal 1998, and those primarily in short callable issues were underperformers.

                     Conversely, should the spreads narrow to more normal
                 levels, it will permit the Intermediate-Term Bond Fund to outperform. The Intermediate-Term Bond Fund is also yield oriented, with a yield to maturity of 5.77% at September 30, 1998, versus 4.51% for the Lehman Brothers Government-Intermediate Bond Index. The duration of the Fund was increased to 3.8 years at September 30, 1998, from 3.4 years at the start of the fiscal year, and compares with the Indice's 3.1 year modified duration.

                     The Intermediate-Term Bond Fund maintained an emphasis on
                 high-quality, fixed-income investments during the one-year period covered by this report. At the end of the year, 99.8% of the holdings were in "AAA" securities, including 6% in U.S. Treasuries, 13% in agency mortgage pass thrus, 57% in agency and AAA rated collateralized mortgage obligations, and 23% in Federal agency notes and bonds. (The quality of holdings is restricted to "A" or better, and at least 65% of holdings must be U.S. Government or agency issues.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                             INTERMEDIATE-TERM                LEHMAN BROTHERS GOVERNMENT/

                                                           BOND FUND VS                INTERMEDIATE BOND INDEX
1988                                                         $10,000.00                             $10,000.00
1989                                                         $10,877.30                             $10,962.50
1990                                                         $11,811.40                             $11,902.87
1991                                                         $13,431.61                             $13,521.12
1992                                                         $14,965.24                             $15,206.52
1993                                                         $16,047.43                             $16,369.47
1994                                                         $15,707.31                             $16,123.83
1995                                                         $17,315.15                             $17,833.51
1996                                                         $18,122.54                             $18,744.34
1997                                                         $19,508.03                             $20,213.46
1998                                                         $21,084.75                             $22,353.31
Intermediate-Term Bond: $21,085
Lehman Brothers Index: $22,353
GROWTH OF $10,000
                                            INTERMEDIATE-TERM BOND FUND             LB GOV'T-INTER. BOND INDEX
1 year                                                          $10,808                                $11,059
3 year                                                          $12,177                                $12,534
5 year                                                          $13,139                                $13,655
10 year                                                         $21,085                                $22,353
CUMULATIVE RETURNS
1 year                                                            8.08%                                 10.59%
3 year                                                           21.77%                                 25.34%
5 year                                                           31.39%                                 36.55%
10 year                                                         110.85%                                123.53%
AVERAGE ANNUAL RETURNS
1 year                                                            8.08%                                 10.59%
3 year                                                            6.79%                                  7.82%
5 year                                                            5.61%                                  6.43%
10 year                                                           7.75%                                  8.38%

                 PERFORMANCE RESULTS

                 The Intermediate-Term Bond Fund
                 posted a return of 8.08% for the
                 one-year period
                 ended September 30, 1998, versus the 10.59% return for the Lehman Brothers Government-Intermediate Bond Index, a representative market index. For the three and five years ended September 30, 1998, the Fund reflected annualized returns of 6.79% and 5.61% compared to 7.82% and 6.43% per annum for the market index. For the ten-year period ended September 30, 1998, the Intermediate-Term Bond

                 Fund achieved an annualized return of 7.75%, while the market index returned 8.38% per year. Both the Fund and the market index had similar risk profiles, as measured by standard deviation, during this period (see chart on page 3).

                     For the one-year period ended September 30, 1998, the Fund had a return of 8.08% versus 8.25% for the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average, the Fund's performance benchmark. For the recent three-, five-, and ten-year periods, the Fund's experienced annualized returns of 6.79%, 5.61% and 7.75%, respectively, outperformed the Lipper benchmark for all three periods by 15, 30, and 23 basis points, per year, respectively. Past performance is not a guarantee of future results.

                 INTERMEDIATE-TERM BOND FUND VS LIPPER SHORT-INT. U.S. GOV'T. FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                              Annualized
                                                  -----------------------------------
                                        1 Year     3 Years     5 Years     10 Years
                                      ----------  ----------  ----------  -----------
INTERMEDIATE-TERM BOND FUND(1)             8.08%       6.79%       5.61%        7.75%
Lipper Short-Intermediate (1 to 5
  years maturity) U.S. Gov't. Funds
  Avg.(2)                                  8.25        6.64        5.31         7.52

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 SHORT-TERM INVESTMENT FUND

                 The Short-Term Investment Fund, managed by Retirement System Investors Inc., invests in high-quality, cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

                 MARKET ENVIRONMENT

                 Short-term interest rates fell
                 throughout most of fiscal 1998
                 as the upheaval in world
                 financial markets sent investors
                 flocking to the safety and
                 liquidity of U.S. Treasury
                 securities. On September 29, the
                 Fed lowered the funds rate by 25
                 basis points and most believe
                 that more rate cuts are likely.
                 During the 52-week period
                 beginning September 30, 1997,
                 the 90-day Treasury bill moved
                 from its 12-month high of 5.47%
                 at December 23, 1997 to its
                 12-month low of 4.36% at
                 September 30, 1998.

                     During the one year ended
                 September 30, 1998, the
                 Short-Term Investment Fund's
                 average maturity peaked at 164
                 days

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    MEASURING RISK AND RETURN
                  SHORT-TERM INVESTMENT FUND VS
            SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
                 FOR 10-YEAR PERIOD ENDED 9/30/98
                                                                       SHORT-TERM INVESTMENT        SALOMON BROS. T-BILLS
RETURN                                                                                     5.24%                       5.73%
RISK                                                                                       0.95%                       0.81%
THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL
TOTAL RETURN AND THE RISK (AS MEASURED BY THE
STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT
FUND AND THE SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
FOR THE TEN-YEAR PERIOD ENDED 9/30/98. T-BILLS ARE A
REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE
CORE EQUITY FUND CHART (P. 2) FOR A DEFINITION OF
STANDARD DEVIATION.

                 on September 30, 1998, approximately one month longer than the average maturity of 120 days one year earlier on September 30, 1997. Short intersector yield spreads (e.g., one-month commercial paper versus two-year Treasury notes) widened tremendously, from 28 basis points on September 30, 1997 to 97 basis points on September 30, 1998. Most other short intersector spreads also widened as the short-term portion of the yield curve became slightly inverted in recent months. Investment changes during the fiscal year included introducing short mortgages and Remics to increase both the average maturity and yield of the fund while maintaining a commitment to quality. Accordingly, at September 30, 1998, 94.1% of holdings were rated "AA" or better by two or more of the nationally recognized rating agencies.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                          SHORT-TERM              SALOMON BROS. 6-MONTH

                                          INVESTMENT FUND VS.           U.S. TREASURY BILLS
1988                                               $10,000.00                    $10,000.00
1989                                               $10,889.55                    $10,864.46
1990                                               $11,797.50                    $11,760.36
1991                                               $12,552.12                    $12,559.17
1992                                               $13,022.82                    $13,125.54
1993                                               $13,321.68                    $13,558.42
1994                                               $13,717.67                    $14,075.53
1995                                               $14,427.46                    $14,905.86
1996                                               $15,122.31                    $15,719.46
1997                                               $15,861.99                    $16,570.43
1998                                               $16,668.91                    $17,461.11
Short-Term: $16,669
Salomon Bros. T-Bills: $17,461
GROWTH OF $10,000
                                        SHORT-TERM INVESTMENT         SALOMON BROS. T-BILLS
1 year                                                $10,509                       $10,538
3 year                                                $11,554                       $11,714
5 year                                                $12,513                       $12,878
10 year                                               $16,669                       $17,461
CUMULATIVE RETURNS
1 year                                                  5.09%                         5.38%
3 year                                                 15.54%                        17.14%
5 year                                                 25.13%                        28.78%
10 year                                                66.69%                        74.61%
AVERAGE ANNUAL RETURNS
1 year                                                  5.09%                         5.38%
3 year                                                  4.93%                         5.41%
5 year                                                  4.59%                         5.19%
10 year                                                 5.24%                         5.73%

                 PERFORMANCE RESULTS

                 For the one-year period ended
                 September 30, 1998, the
                 Short-Term Investment Fund
                 returned 5.09% versus the 4.93% for the Lipper Retail Money Funds Average, an unmanaged index of money funds that reflects performance after fees and expenses are taken out. Salomon Brothers 6-Month U.S. Treasury bills (an unmanaged index which provides a representative proxy for the short-term fixed-income securities market) returned 5.38% for this period. For the recent three-year period, the Fund's annualized return of 4.93% compared favorably to its Lipper benchmark, but trailed the Salomon Brothers 6-Month U.S. Treasury Bills, which returned 5.41% per annum over the three years ended September 30, 1998.

                     For the five-year period ended September 30, 1998, the Fund returned 4.59% annually, compared to the 4.66% annualized return of its Lipper benchmark, and the 5.19% return per year for the Salomon Brothers index. The Fund's 5.24% annualized return for the ten-year period ended September 30, 1998 trailed the 5.28% per year return of the Lipper benchmark and the 5.73% annualized return of the Salomon Brothers 6-Month U.S. Treasury Bills for the same period. Both the Fund and the Salomon Brothers 6-Month Treasury Bills had extremely low risk profiles, as measured by standard deviation, during this period (see chart on page 3). Past performance is not a guarantee of future results.

                 SHORT-TERM INVESTMENT FUND VS LIPPER RETAIL MONEY FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1998
                 ---------------------------------------------------------------

                                                                 Annualized
                                                     -----------------------------------
                                           1 Year     3 Years     5 Years     10 Years
                                         ----------  ----------  ----------  -----------
SHORT-TERM INVESTMENT FUND(1)                 5.09%       4.93%       4.59%        5.24%
Lipper Retail Money Funds Average(2)          4.93        4.91        4.66         5.28

                 1. All performance results shown are net of management fees and all related expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                                                   COMBINED FINANCIAL STATEMENTS
             RSI RETIREMENT TRUST
                 Combined Statement of Assets and Liabilities      September 30,
                 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $473,088,011)--Note 2(A)                                                 $587,336,702
  Cash                                                                        1,236,884
  Receivable for investments sold                                             3,971,568
  Receivable for units sold                                                   3,690,430
  Dividends and interest receivable                                           1,938,880
  Collateral for securities loaned, at fair value (Note 4)                    9,269,414
  Other assets                                                                  101,289
                                                                           ------------
                                                                            607,545,167
LIABILITIES:
  Payable for investments purchased                           $ 8,213,443
  Payable upon return of securities loaned (Note 4)             9,269,414
  Options written, at value (premiums received $15,085)             5,000
  Payable for units redeemed                                    5,058,430
  Payable to investment managers                                  228,691
  Net loss on forward foreign currency contracts                  141,796
  Accrued expenses                                                503,660    23,420,434
                                                              -----------  ------------
NET ASSETS--Note 5                                                         $584,124,733
                                                                           ------------
                                                                           ------------

                 Combined Statement of Operations  Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                                  $17,402,591
    Dividends                                                   4,881,131
                                                              -----------
       Total Income                                                        $ 22,283,722
  Expenses:
    Investment manager's fees--Note 3(A)                        3,310,209
    Shareholder servicing fees and expenses--Note 3(B)          2,673,378
    Custodian fees and expenses                                   271,948
    Legal and auditing fees                                       145,832
    Consultant fees                                                83,088
    Trustees' fees and expenses--Note 3(C)                        207,775
    Printing and Postage                                          116,260
    Insurance                                                     122,085
    Other                                                         221,428
                                                              -----------
       Total Expenses                                           7,152,003
       Less fees paid indirectly--Note 4                          (80,586)
       Less expense reimbursement--Note 3(A)                     (123,847)
                                                              -----------
       Net Expenses                                                           6,947,570
                                                                           ------------
INVESTMENT INCOME--NET                                                       15,336,152
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, STOCK OPTIONS,
  AND FOREIGN CURRENCIES--Note 4:
  Net realized gain (loss) on:
    Investments                                                51,824,192
    Options written                                                89,879
    Foreign currency transactions                                 514,201
                                                              -----------
                                                               52,428,272
                                                              -----------
  Unrealized appreciation (depreciation) on:
    Investments                                               (72,541,810)
    Options written                                                39,413
    Foreign currency translations of other assets and
    liabilities                                                  (178,222)
                                                              -----------
                                                              (72,680,619)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCIES AND STOCK OPTIONS                                      (20,252,347)
                                                                           ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ (4,916,195)
                                                                           ------------
                                                                           ------------

                   See Notes to Financial Statements

                 Combined Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                    Year Ended     Year Ended
                                                                      9/30/98        9/30/97
                                                                   -------------  -------------
OPERATIONS
  Investment income--net                                           $  15,336,152  $  16,104,518
  Net realized gain                                                   52,428,272     87,569,039
  Net unrealized appreciation                                        (72,680,619)    29,216,787
                                                                   -------------  -------------
  Net increase in net assets resulting from operations                (4,916,195)   132,890,344
                                                                   -------------  -------------

CAPITAL TRANSACTIONS--Note 5
  Value of units sold                                                150,412,586    134,275,808
  Value of units redeemed                                           (203,447,714)  (277,141,568)
                                                                   -------------  -------------
  Net (decrease) in net assets resulting from capital
  transactions                                                       (53,035,128)  (142,865,760)
                                                                   -------------  -------------
  Net increase (decrease)                                            (57,951,323)    (9,975,416)
NET ASSETS at beginning of year                                      642,076,056    652,051,472
                                                                   -------------  -------------
NET ASSETS at end of year                                          $ 584,124,733  $ 642,076,056
                                                                   -------------  -------------
                                                                   -------------  -------------

                   See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
            CORE EQUITY FUND
                Statement of Investments                      September 30, 1998
                --------------------------------------------------------------

Shares                                           Value
----------                                    ------------
COMMON AND PREFERRED STOCKS   98.0%
          AEROSPACE AND DEFENSE        5.4%
   151,000 Allied Signal Inc.                 $  5,341,625
    40,700 Lockheed Martin Corp.                 4,103,068
                                              ------------
                                                 9,444,693
                                              ------------
          BANKING                      5.8%
    55,300 Bank America Corp.                    3,324,913
    65,576 Chase Manhattan Bank                  2,836,162
    38,900 Citicorp                              3,615,268
    16,000 Washington Mutual                       537,000
                                              ------------
                                                10,313,343
                                              ------------
          BUILDING PRODUCTS            4.1%
    92,500 Armstrong World
            Industries Inc.                      4,948,750
    22,000 Martin Marietta Materials               950,125
    31,100 Southdown, Inc.                       1,399,500
                                              ------------
                                                 7,298,375
                                              ------------
          CHEMICALS                    2.6%
    82,100 E.I. Du Pont De Nemours &
            Company                              4,607,863
                                              ------------
          COMPUTER SYSTEMS             9.1%
   125,500 EMC Corp.*                            7,177,030
    84,800 Hewlett Packard Corp.                 4,489,100
       950 Hyperion Solutions                       20,603
    34,500 International Business
            Machines Corp.                       4,416,000
                                              ------------
                                                16,102,733
                                              ------------
          DRUG AND HEALTH CARE        11.1%
   160,400 Johnson & Johnson                    12,551,300
    53,000 Merck & Company, Inc.                 6,866,813
     6,400 Twinlab Corporation*                    163,200
                                              ------------
                                                19,581,313
                                              ------------
          ELECTRONICS & ELECTRICAL    11.4%
    57,150 Cisco Systems, Inc.*                  3,532,584
   115,800 Emerson Electric Co.                  7,208,550
     3,100 General Electric Co.                    246,644
   106,500 Intel Corp.                           9,132,375
                                              ------------
                                                20,120,153
                                              ------------
          ENERGY                      12.6%
    75,800 Amoco Corp.                           4,083,725
   120,400 Halliburton Co.                       3,438,925
   155,600 Royal Dutch Petroleum Co.             7,410,450
     3,400 Schlumberger Ltd.                       171,063
   113,800 Texaco Inc.                           7,133,837
                                              ------------
                                                22,238,000
                                              ------------

See Notes to Financial Statements      24

      Statement of Investments                                September 30, 1998
      --------------------------------------------------------------------------

Shares                                           Value
----------                                    ------------
          FINANCIAL SERVICES           9.1%
   170,000 Federal National Mortgage
            Association                       $ 10,922,500
    35,800 Sunamerica, Inc.                      2,183,800
    41,400 Sunamerica, Inc.
            Preferred                            2,124,338
    23,000 Travelers Group, Inc.                   862,500
                                              ------------
                                                16,093,138
                                              ------------
          FOOD AND SERVICES            0.8%
    37,100 Dole Food Co.                         1,340,238
                                              ------------
          HOUSEHOLD PRODUCTS           0.6%
    15,300 Procter & Gamble Co.                  1,085,344
                                              ------------
          INSURANCE                    2.6%
   110,200 Allstate Corp.                        4,593,963
                                              ------------
          MACHINERY & ENGINEERING      2.7%
     7,500 Cincinnati Milacron, Inc.               115,781
    99,900 Ingersoll-Rand Corp.*                 3,789,956
    29,700 John Deere & Co.                        898,425
                                              ------------
                                                 4,804,162
                                              ------------
          MACHINERY/GENERAL            0.2%
    10,000 Snap-On, Inc.                           308,125
                                              ------------
          METALS AND MINING            1.1%
     4,800 Aluminum Company of
            America                                340,800
    31,900 Potash Corp.of
            Saskatchewan                         1,678,738
                                              ------------
                                                 2,019,538
                                              ------------
          MULTI INDUSTRY               0.5%
    18,100 Philip Morris Companies
            Inc.                                   833,731
                                              ------------
          OFFICE AND BUSINESS
            EQUIPMENT                  4.4%
    91,000 Xerox Corp.                           7,712,250
                                              ------------
          PHARMACEUTICALS              4.3%
    70,800 Pfizer Inc.                           7,500,375
                                              ------------
          RETAIL                       0.0%
     1,200 Federated Department
            Stores*                                 43,650
       900 Pier 1 Imports Inc.                       6,750
       900 Tiffany & Co.                            28,238
                                              ------------
                                                    78,638
                                              ------------

Shares                                           Value
----------                                    ------------

          SOFTWARE PRODUCTS            2.9%
     5,600 BMC Software, Inc.*                $    336,000
    24,100 Cadence Design Systems
            Inc.*                                  616,056
    72,375 Computer Associates
            International, Inc.                  2,677,875
    43,400 Sterling Commerce, Inc.*              1,502,725
                                              ------------
                                                 5,132,656
                                              ------------
          TELECOMMUNICATIONS           6.7%
    55,700 GTE Corp.                             3,063,500
   102,682 Lucent Technologies, Inc.             7,091,476
    42,300 Tellabs Inc.*                         1,684,068
                                              ------------
                                                11,839,044
                                              ------------
Total Common and Preferred Stocks (Cost
$68,427,628)                                  $173,047,675
                                              ------------
Principal
Amount
----------
             SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT         1.6%
$2,885,471 Bear Stearns & Co. Inc.
          Dated 9/30/1998 5.40% Due
          10/1/98 Collateralized by
          $7,475,000 United States
          Treasury Strips Due
          5/15/2016 (Value
          $2,943,281)                         $  2,885,471
                                              ------------
Total Investments (Cost
$71,313,099)                          99.8%   $175,933,146
                                     ------   ------------

                                     Expiration
                                        Date/
# of                                   Strike
Contracts                               Price
----------                           -----------
 WRITTEN COVERED CALL OPTIONS
        3 Intel Corp.                        Jan
                                        1999/100
Total Written Call Options (Premiums Received $2,622)      $      (825)
                                                           -----------
Other Assets, Less Liabilities                      0.2%       434,638
                                                  ------   -----------
Net Assets                                        100.0%   $176,366,959
                                                  ------   -----------
                                                  ------   -----------

*Denotes non-income producing security.

See Notes to Financial Statements      25

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $71,313,099)--Note 2(A)                                                 $175,933,146
  Receivable for investments sold                                            2,025,260
  Receivable for units sold                                                    116,934
  Dividends and interest receivable                                            193,645
  Collateral for securities loaned, at fair value (Note 4)                       7,402
  Other assets                                                                  25,203
                                                                          ------------
                                                                           178,301,590
LIABILITIES:
  Payable for investments purchased                           $  272,816
  Payable upon return of securities loaned (Note 4)                7,402
  Options written, at value (premiums received $2,622)               825
  Payable for units redeemed                                   1,491,760
  Payable to investment managers                                  76,661
  Accrued expenses                                                85,167     1,934,631
                                                              ----------  ------------
NET ASSETS at value, applicable to 2,221,060 outstanding
  units of beneficial interest--Note 5                                    $176,366,959
                                                                          ------------
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($176,366,959 divided by 2,221,060 units)                               $      79.41
                                                                          ------------
                                                                          ------------

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $3,051,088
    Interest                                                     235,593
                                                              ----------
       Total Income                                                       $  3,286,681
  Expenses:
    Investment manager's fees--Note 3(A)                       1,040,755
    Shareholder servicing fees and expenses--Note 3(B)           647,415
    Custodian fees and expenses                                   34,593
    Legal and auditing fees                                       21,927
    Consultant fees                                               11,816
    Trustees' fees and expenses--Note 3(C)                        26,104
    Printing and Postage                                          16,613
    Insurance                                                     39,230
    Other                                                         24,412
                                                              ----------
       Total Expenses                                                        1,862,865
                                                                          ------------
INVESTMENT INCOME--NET                                                       1,423,816
REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
  Net realized gain on:
    Investments                                               39,241,066
    Options written                                               93,166
                                                              ----------
                                                              39,334,232
                                                              ----------
  Unrealized appreciation (depreciation) on:
    Investments                                               (31,401,951)
    Options written                                                1,797
                                                              ----------
                                                              (31,400,154)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN                                             7,934,078
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  9,357,894
                                                                          ------------
                                                                          ------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                      Year Ended    Year Ended
                                                                       9/30/98       9/30/97
                                                                     ------------  ------------
OPERATIONS:
  Investment income--net                                             $  1,423,816  $  2,030,012
  Net realized gain                                                    39,334,232    45,193,447
  Net unrealized appreciation (depreciation)                          (31,400,154)   19,327,785
                                                                     ------------  ------------
  Net increase in net assets resulting from operations                  9,357,894    66,551,244
                                                                     ------------  ------------

CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                  22,854,166    25,795,510
  Value of units redeemed                                             (68,118,523)  (97,429,664)
                                                                     ------------  ------------
  Net (decrease) in net assets resulting from capital transactions    (45,264,357)  (71,634,154)
                                                                     ------------  ------------
  Net (decrease)                                                      (35,906,463)   (5,082,910)
NET ASSETS at beginning of year                                       212,273,422   217,356,332
                                                                     ------------  ------------
NET ASSETS at end of year                                            $176,366,959  $212,273,422
                                                                     ------------  ------------
                                                                     ------------  ------------

                        See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
COMMON AND PREFERRED STOCKS   98.6%
          AEROSPACE AND DEFENSE        3.0%
    22,500 Allied Signal Inc.                 $   795,938
    10,800 Lockheed Martin Corp.                1,088,775
                                              -----------
                                                1,884,713
                                              -----------
          AUTOMOBILES                  3.5%
    24,200 Chrysler Corp.                       1,158,575
    22,500 Ford Motor Co.                       1,056,094
                                              -----------
                                                2,214,669
                                              -----------
          AUTOMOTIVE PRODUCTS          0.1%
     1,700 Goodyear Tire                           87,338
                                              -----------
          BANKING                      8.1%
     7,900 Banc One Corp.                         336,738
    10,600 Bank America Corp.                     637,325
    25,500 Chase Manhattan Bank                 1,102,875
     5,900 Citicorp                               548,331
    23,700 Nationsbank Corp.                    1,267,950
     2,800 Royal Bank of Canada                   112,875
    35,400 Washington Mutual                    1,188,113
                                              -----------
                                                5,194,207
                                              -----------
          BUILDING PRODUCTS            4.3%
    13,000 Martin Marietta Materials              561,438
    48,696 Southdown, Inc.                      2,191,320
                                              -----------
                                                2,752,758
                                              -----------
          BUSINESS AND PUBLIC
            SERVICES                   1.5%
    60,000 US Filter Corp.*                       960,000
                                              -----------
          CHEMICALS                    0.2%
     2,500 E.I. Du Pont De Nemours &
            Co.                                   140,313
                                              -----------
          COMPUTER SYSTEMS             5.9%
    34,600 EMC Corp.*                           1,978,688
     7,100 International Business
            Machines Corp.                        908,800
    18,200 Sun Microsystems Inc.*                 906,588
                                              -----------
                                                3,794,076
                                              -----------
          DRUG AND HEALTH CARE        10.7%
     5,600 Amgen*                                 423,150
    60,100 Beverly Enterprises*                   480,800
    18,700 Bristol-Myers Squibb Co.             1,942,463
    11,400 HCR Manor Care Inc.*                   334,163
   143,000 HRPT Properties Trust                2,305,875
    47,800 Tenet Healthcare Corp.*              1,374,250
                                              -----------
                                                6,860,701
                                              -----------

  Shares                                         Value
----------                                    -----------
          ELECTRONICS & ELECTRICAL     2.3%
    16,500 Altera Corp.*                      $   578,531
    10,300 Dallas Semiconductor                   278,100
     7,000 Intel Corp.                            600,250
                                              -----------
                                                1,456,881
                                              -----------
          ENERGY                       7.5%
    12,628 British Petroleum                    1,101,793
    43,300 Diamond Offshore Drilling            1,125,800
    21,600 Halliburton Co.                        616,950
     4,400 Mobil Corp.                            334,125
    24,300 Noble Drilling Corp.*                  358,425
     5,000 Schlumberger Ltd.                      251,563
     4,000 Texaco Inc.                            250,750
    24,300 Tosco Corp.                            522,450
     7,300 Transocean Offshore                    253,219
                                              -----------
                                                4,815,075
                                              -----------
          ENTERTAINMENT                0.3%
     9,100 Carmike Cinemas*                       167,213
                                              -----------
          FINANCIAL SERVICES           7.3%
     1,000 Associates First Capital                65,250
    19,600 Federal National Mortgage
            Association                         1,259,300
     5,500 Merrill Lynch & Co.                    260,563
    13,900 Morgan Stanley Dean
            Witter & Co.                          598,569
    32,100 Sunamerica, Inc.
            Preferred                           1,647,130
    22,850 Travelers Group, Inc.                  856,875
                                              -----------
                                                4,687,687
                                              -----------
          FOREST PRODUCTS AND PAPER    0.5%
     9,800 Mead Corp.                             288,488
                                              -----------
          INSURANCE                    1.9%
    28,800 Allstate Corp.                       1,200,600
                                              -----------
          MACHINERY / GENERAL          2.0%
    21,200 Maytag Corp.                         1,012,300
     7,700 Snap-On Tools Inc.                     237,256
                                              -----------
                                                1,249,556
                                              -----------
          MACHINERY AND ENGINEERING    0.8%
     3,300 Ingersoll-Rand Corp.                   125,194
    24,300 Thermo Electron Corp.*                 366,018
                                              -----------
                                                  491,212
                                              -----------
          MATERIALS AND SERVICES       2.2%
    15,600 FDX Corp.*                             703,950
    45,750 Werner Enterprises                     717,703
                                              -----------
                                                1,421,653
                                              -----------

See Notes to Financial Statements      28

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
          METALS AND MINING            1.3%
     7,000 Aluminum Company of
            America                           $   497,000
     1,700 Phelps Dodge Corp.                      88,719
     5,000 Potash Corp. of
            Saskatchewan                          263,125
                                              -----------
                                                  848,844
                                              -----------
          MULTI INDUSTRY               2.3%
    32,400 Philip Morris Companies
            Inc.                                1,492,425
                                              -----------
          OFFICE AND BUSINESS
            EQUIPMENT                  3.3%
    30,200 Lexmark Intl. Group
            Inc.--Class A*                      2,093,238
                                              -----------
          OIL AND GAS                  2.9%
    22,500 Burlington Resources                   840,938
    34,400 Enron Oil & Gas Co.                    602,000
    33,400 Union Pacific Resources                411,238
                                              -----------
                                                1,854,176
                                              -----------
          RETAIL                       3.3%
    13,800 Federated Department
            Stores*                               501,975
    45,500 Kmart Corporation                      543,155
    21,700 Kmart Financing
            Convertible Preferred               1,085,000
                                              -----------
                                                2,130,130
                                              -----------
          SOFTWARE PRODUCTS            3.1%
    38,300 Cadence Design Systems
            Inc.*                                 979,044
    15,800 Computer Associates
            International, Inc.                   584,600
    11,800 Sterling Commerce*                     408,575
                                              -----------
                                                1,972,219
                                              -----------
          TELECOMMUNICATIONS          10.9%
    30,500 ADC Telecommunications*                642,405
    23,400 American Telephone &
            Telegraph Corp.                     1,367,438
    26,300 Bell Atlantic Corp.                  1,273,906
    30,900 GTE Corp.                            1,699,500
    15,500 SBC Communications                     688,780
    10,000 Tellabs Inc.*                          398,125
    17,653 US West Inc.                           925,678
                                              -----------
                                                6,995,832
                                              -----------
          UTILITIES                    9.5%
    15,100 Cinergy Corp.                          577,574
    23,100 Duke Power Co.                       1,528,930
    15,000 Nicor Inc.                             621,563
    26,200 Peoples Energy Corp.                   943,200
    10,300 Texas Utilities                        479,594
    24,700 US West Media Group*                 1,097,606
    40,900 Washington Water Power
            Company                               810,331
                                              -----------
                                                6,058,798
                                              -----------
Total Common and Preferred Stocks (Cost
$63,731,352)                                  $63,112,802
                                              -----------
Principal
Amount                                           Value
----------                                    -----------
SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT         1.7%
$1,104,067 Bear Stearns & Co. Inc.
          Dated 9/30/1998 5.40% Due
          10/1/98 Collateralized by
          $3,450,000 United States
          Treasury Strips Due
          8/15/2019 (Value
          $1,127,736)                         $ 1,104,067
                                              -----------

                                     Expiration
                                        Date/
   # of                                Strike
Contracts                               Price
----------                           -----------
         LONG PUT OPTIONS      0.5%
         5 S&P 100                           Dec
                                        1998/560           $    35,500
        10 S&P 100                           Dec
                                        1998/580                87,375
        13 S&P 100                           Oct
                                        1998/560                86,937
         2 S&P 100                           Oct
                                        1998/570                15,350
         3 S&P 100                           Oct
                                        1998/580                26,025
         3 S&P 500                           Dec
                                       1998/1175                46,500
                                                           -----------
Total Long Put Options (Premiums
  Paid $95,586)                                            $   297,687
                                                           -----------
Total Investments (Cost $64,931,005)              100.9%   $64,514,556
                                                           -----------

WRITTEN COVERED CALL OPTIONS
        20 Chrysler Corp.            Oct 1998/60           $      (250)
         7 EMC Corp.                 Oct 1998/55                (2,800)
         3 EMC Corp.                 Oct 1998/65                  (150)
         3 Federal National Mortgage
            Association              Nov 1998/70                  (375)
         4 Lexmark                   Oct 1998/75                  (600)
                                                           -----------
Total Written Call Options (Premiums Received $12,463)     $    (4,175)
                                                           -----------

Liabilities, net of other
  assets                    -0.9 %     (579,717)
                           ------   -----------
Net Assets                 100.0 %  $63,930,664
                           ------   -----------
                           ------   -----------

*Denotes non-income producing security.

See Notes to Financial Statements      29

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $64,931,005)--Note 2(A)                                                 $ 64,514,556
  Receivable for investments sold                                              117,800
  Receivable for units sold                                                     27,749
  Dividends and interest receivable                                             99,805
  Collateral for securities loaned, at fair value (Note 4)                      14,320
  Other assets                                                                  14,303
                                                                          ------------
                                                                            64,788,533
LIABILITIES:
  Payable for investments purchased                           $  316,701
  Payable upon return of securities loaned (Note 4)               14,320
  Options written, at value (premiums received $12,463)            4,175
  Payable for units redeemed                                     441,666
  Payable to investment managers                                  21,198
  Accrued expenses                                                59,809       857,869
                                                              ----------  ------------
NET ASSETS at value, applicable to 1,136,058 outstanding
  units of beneficial interest--Note 5                                    $ 63,930,664
                                                                          ------------
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($63,930,664 divided by 1,136,058 units)                                $      56.27
                                                                          ------------
                                                                          ------------

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $  1,236,120
    Interest                                                       139,290
                                                              ------------
       Total Income                                                          $  1,375,410
  Expenses:
    Investment manager's fees--Note 3(A)                           261,587
    Shareholder servicing fees and expenses--Note 3(B)             343,214
    Custodian fees and expenses                                     37,483
    Legal and auditing fees                                         19,427
    Consultant fees                                                 11,816
    Trustees' fees and expenses--Note 3(C)                          26,135
    Printing and Postage                                            16,582
    Insurance                                                       10,927
    Other                                                           26,266
                                                              ------------
       Total Expenses                                              753,437
       Less fees paid indirectly--Note 4                            (4,410)
                                                              ------------
       Net Expenses                                                               749,027
                                                                             ------------
INVESTMENT INCOME--NET                                                            626,383
REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
  Net realized gain (loss) on:
    Investments                                                 11,456,410
    Options written                                                 (3,287)
                                                              ------------
                                                                11,453,123
                                                              ------------
  Unrealized appreciation (depreciation) on:
    Investments                                                (14,065,836)
    Options written                                                 37,616
                                                              ------------
                                                               (14,028,220)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN                                               (2,575,097)
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ (1,948,714)
                                                                             ------------
                                                                             ------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                      Year Ended    Year Ended
                                                                       9/30/98       9/30/97
                                                                     ------------  ------------
OPERATIONS:
  Investment income--net                                             $    626,383  $    714,434
  Net realized gain                                                    11,453,123    16,009,624
  Net unrealized appreciation (depreciation)                          (14,028,220)    4,183,788
                                                                     ------------  ------------
  Net increase (decrease) in net assets resulting from operations      (1,948,714)   20,907,846
                                                                     ------------  ------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                  20,642,979    11,173,465
  Value of units redeemed                                             (15,152,673)  (23,923,187)
                                                                     ------------  ------------
  Net increase (decrease) in net assets resulting from capital
    transactions                                                        5,490,306   (12,749,722)
                                                                     ------------  ------------
  Net increase                                                          3,541,592     8,158,124
NET ASSETS at beginning of year                                        60,389,072    52,230,948
                                                                     ------------  ------------
NET ASSETS at end of year                                            $ 63,930,664  $ 60,389,072
                                                                     ------------  ------------
                                                                     ------------  ------------

                        See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
COMMON STOCKS                 94.7%
          APPAREL AND TEXTILES         4.8%
    28,900 Ann Taylor Stores Corp.*           $   587,031
    10,000 Cutter & Buck Inc.*                    230,000
    32,650 DM Management Co.*                     257,117
    35,300 Pacific Sunwear*                       785,425
    18,600 Quiksilver Inc.*                       338,288
    20,000 Tarrant Apparel Group*                 481,250
                                              -----------
                                                2,679,111
                                              -----------
          BROADCASTING & PUBLISHING    1.9%
    15,500 Citadel Communications
            Corp.*                                315,812
    21,200 Metro Networks, Inc.*                  747,300
                                              -----------
                                                1,063,112
                                              -----------
          BUILDING & CONSTRUCTION      3.3%
    19,900 Comfort Systems US, Inc.*              400,488
    40,700 Dycom Industries, Inc.*              1,266,788
     8,100 Elcor Corp.                            171,112
                                              -----------
                                                1,838,388
                                              -----------
          BUSINESS & PUBLIC
            SERVICES                   6.0%
    21,500 Ambassadors
            International*                        376,250
    18,200 Bright Horizons Family
            Solutions*                            384,475
    16,000 Complete Business
            Solutions*                            456,000
    25,100 First Consulting Group*                428,268
    62,600 Metrocall, Inc.*                       297,350
     8,300 RCM Technologies Inc.*                 121,388
    14,400 Sabre Group*                           432,000
    22,500 SPR, Inc.*                             483,750
     6,200 Stewart Information
            Services.*                            357,275
                                              -----------
                                                3,336,756
                                              -----------
          COMMERCIAL SERVICES          7.4%
    21,900 AHL Services, Inc.*                    714,488
     1,000 FYI Inc.*                               24,375
    10,800 Lason, Inc.*                           546,750
    36,650 NFO Worldwide, Inc.*                   364,208
    34,000 Profit Recovery Group
            Intl.*                              1,034,875
    24,100 Superior Services Inc.*                674,800
    21,800 Telebanc*                              351,525
    19,600 Waste Connections, Inc.*               387,100
                                              -----------
                                                4,098,121
                                              -----------
          CONSUMER GOODS & SERVICES    1.5%
    36,500 Fossil Inc.*                           492,750
     7,576 Metris Companies, Inc.                 351,337
                                              -----------
                                                  844,087
                                              -----------

  Shares                                         Value
----------                                    -----------
          EDUCATION SERVICES           1.6%
    23,100 Advantage Learning
            Systems*                          $   872,025
     2,500 Edutrek International
            Inc.A*                                 17,188
                                              -----------
                                                  889,213
                                              -----------
          ELECTRONICS & ELECTRICAL     0.8%
    24,100 Artisan Components, Inc.*              171,712
    20,000 Proxim, Inc.*                          255,000
                                              -----------
                                                  426,712
                                              -----------
          ENERGY                       0.1%
     6,300 Tom Brown Inc.*                         77,175
                                              -----------
          ENTERTAINMENT                1.0%
    26,000 CEC Entertainment, Inc.*               526,500
                                              -----------
          FINANCIAL DATA PROCESSING    1.4%
    32,100 Inspire Insurance*                     750,338
                                              -----------
          FOOD AND SERVICES            5.3%
    35,000 Apple South Inc.*                      385,000
    47,600 Brinker Intl. Inc.*                    892,500
    35,000 Buffets Inc.*                          371,875
    17,490 CKE Restaurants, Inc.                  520,328
    31,800 Gardenburger, Inc.*                    361,725
     5,200 Logans Roadhouse*                       87,100
    10,000 Papa Johns Intl. Inc.*                 329,375
                                              -----------
                                                2,947,903
                                              -----------
          INSURANCE                    0.6%
    16,700 Amerin Corp.*                          309,994
                                              -----------
          MACHINERY & ENGINEERING      1.4%
    18,900 Astec Industries Inc.*                 800,888
                                              -----------
          MANUFACTURING                1.3%
    40,400 Rayovac Corp.*                         691,850
                                              -----------
          MEDICAL SERVICES & DRUGS    23.2%
    13,400 Access Health, Inc.*                   491,612
    38,400 ADAC Laboratories*                     921,600
    34,900 Advanced Paradigm, Inc.*             1,051,363
    27,000 Alpharma, Inc.*                        708,750
    15,300 Biomatrix*                             596,700
    32,100 Genzyme Transgenics
            Corp.*                                124,388
    18,700 Intensiva Healthcare
            Corp.*                                114,538
     8,000 Kendle International
            Inc.*                                 263,000
    46,300 Laser Vision Centers,
            Inc.*                                 549,812
    12,500 Medicis Pharmaceutical
            Class A*                              495,313
    23,300 Osteotech Inc.*                        614,537
    26,400 Perclose, Inc.*                        432,300
    13,400 Pharmacyclic Inc.*                     219,425
    23,800 Province Healthcare Co.*               797,300

See Notes to Financial Statements      32

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
          MEDICAL SERVICES &
            DRUGS--Continued
    69,400 Quadramed Corp.*                   $ 1,396,675
    19,575 Renal Care Group Inc.*                 500,386
    26,250 Res Care, Inc.*                        492,188
    32,000 Stergenics Int'l., Inc.*               672,000
    13,200 Sunrise Assisted Living*               452,925
    50,600 Theragenics Corp.*                     717,888
    13,600 Ventana Medical Systems*               234,600
    10,000 Visx, Inc.*                            670,000
     6,900 Xomed Surgical Products
            Inc.*                                 282,038
                                              -----------
                                               12,799,338
                                              -----------
          REAL ESTATE                  2.8%
    17,600 Lasalle Partners Inc.*                 575,300
    38,400 Trammell Crow Co.*                     979,200
                                              -----------
                                                1,554,500
                                              -----------
          RETAIL                       5.5%
    23,200 American Eagle
            Outfitters, Inc.*                     800,400
    30,000 Eagle Hardware & Garden*               645,000
    23,800 Fingerhut Co., Inc.                    261,800
    39,900 Maxim Group, Inc.*                     753,113
    23,600 United Stationers*                     557,550
                                              -----------
                                                3,017,863
                                              -----------
          SOFTWARE                    18.2%
    41,300 Ardent Software, Inc.*                 508,506
    15,500 Akent Technology*                      287,718
    13,300 Bisys Group Inc.*                      579,380
    28,600 Business Objects SA*                   357,500
    45,300 Caere Corp.*                           475,650
    16,300 Cognizant Technology
            Solutions Corp.*                      252,650
    22,700 Concord Communications
            Inc.*                                 896,650
    33,700 First Virtual*                         315,938
     2,600 FVC Com Inc.*                           24,374
    15,500 Information Management
            Resources Inc.*                       381,687
    39,800 Intelligroup Inc.*                     671,625
    25,700 Mapics, Inc.*                          562,187
    21,200 Pinnacle Systems, Inc.*                535,300
  Shares                                         Value
----------                                    -----------
          SOFTWARE--Continued
    37,100 Platinum Software Corp.*           $   373,319
    14,700 Qlogic Corp.*                          954,581
    21,400 RWD Technologies Inc.*                 449,400
    31,000 Segue Software, Inc.*                  511,500
    26,600 Software AG Systems*                   452,200
    15,900 Sykes Enterprises, Inc.*               268,313
    50,000 Xircom, Inc.*                        1,225,000
                                              -----------
                                               10,083,478
                                              -----------
          TELECOMMUNICATIONS           2.9%
    25,400 IDT Corp.*                             577,850
    30,100 Intervoice Inc.*                       690,419
    54,600 Picturetel Corp.*                      341,250
                                              -----------
                                                1,609,519
                                              -----------
          TRANSPORTATION               3.7%
    29,200 Atlantic Coast Airlines*               682,550
    17,000 Atlas Air, Inc.*                       487,688
    38,150 Knight Transportation
            Inc.*                                 610,400
    13,800 MS Carriers, Inc.*                     265,650
                                              -----------
                                                2,046,288
                                              -----------
Total Common Stocks (Cost $52,786,046)        $52,391,134
                                              -----------

Principal
Amount
----------
SHORT-TERM INVESTMENTS
          REPURCHASE AGREEMENT         8.4%
$4,618,301 Bear Stearns & Co. Inc.
          Dated 9/30/1998 5.4% Due
          10/1/98 Collateralized by
          $11,375,000 United States
          Treasury Strips Due
          8/15/2019 (Value
          $3,718,260) and 2,525,000
          United States Treasury
          Strips Due 5/15/2016
          (Value $994,219)                    $ 4,618,301
                                              -----------
Total Investments (Cost
$57,404,346)                         103.1%   $57,009,435
Liabilities, net of other assets      -3.1%    (1,722,926)
                                     ------   -----------
Net Assets                           100.0%   $55,286,509
                                     ------   -----------
                                     ------   -----------

*Denotes non-income producing security.

See Notes to Financial Statements      33

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $57,404,346)--Note 2(A)                                                 $ 57,009,435
  Receivable for investments sold                                            1,675,655
  Receivable for units sold                                                     37,810
  Dividends and interest receivable                                             24,049
  Collateral for securities loaned, at fair value (Note 4)                     818,732
  Other assets                                                                  12,579
                                                                          ------------
                                                                            59,578,260
LIABILITIES:
  Payable for investments purchased                           $3,038,003
  Payable upon return of securities loaned (Note 4)              818,732
  Payable for units redeemed                                     308,092
  Payable to investment managers                                  45,629
  Accrued expenses                                                81,295     4,291,751
                                                              ----------  ------------
NET ASSETS at value, applicable to 1,007,017 outstanding
  units of beneficial interest--Note 5                                    $ 55,286,509
                                                                          ------------
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($55,286,509 divided by 1,007,017 units)                                $      54.90
                                                                          ------------
                                                                          ------------

                        See Notes to Financial Statements

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $   102,506
    Interest                                                      451,640
                                                              -----------
       Total Income                                                        $   554,146
  Expenses:
    Investment manager's fees--Note 3(A)                          906,749
    Shareholder servicing fees and expenses--Note 3(B)            440,791
    Custodian fees and expenses                                    52,912
    Legal and auditing fees                                        22,327
    Consultant fees                                                11,817
    Trustees' fees and expenses--Note 3(C)                         51,120
    Printing and Postage                                           16,613
    Insurance                                                      13,981
    Other                                                          30,467
                                                              -----------
       Total Expenses                                           1,546,777
       Less fees paid indirectly--Note 4                          (56,176)
                                                              -----------
       Net Expenses                                                          1,490,601
                                                                           -----------
INVESTMENT (LOSS)--NET                                                        (936,455)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized (loss) on investments                           (4,262,493)
  Unrealized (depreciation) on investments                    (25,625,265)
                                                              -----------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                          (29,887,758)
                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(30,824,213)
                                                                           -----------
                                                                           -----------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                      Year Ended    Year Ended
                                                                       9/30/98       9/30/97
                                                                     ------------  ------------
OPERATIONS:
  Investment (loss)--net                                             $   (936,455) $ (1,179,968)
  Net realized gain (loss)                                             (4,262,493)   20,339,766
  Net unrealized appreciation (depreciation)                          (25,625,265)    1,076,088
                                                                     ------------  ------------
  Net increase (decrease) in net assets resulting from operations     (30,824,213)   20,235,886
                                                                     ------------  ------------

CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                  11,606,019    15,421,504
  Value of units redeemed                                             (17,083,955)  (36,204,646)
                                                                     ------------  ------------
  Net (decrease) in net assets resulting from capital transactions     (5,477,936)  (20,783,142)
                                                                     ------------  ------------
Net (decrease)                                                        (36,302,149)     (547,256)
NET ASSETS at beginning of year                                        91,588,658    92,135,914
                                                                     ------------  ------------
NET ASSETS at end of year                                            $ 55,286,509  $ 91,588,658
                                                                     ------------  ------------
                                                                     ------------  ------------

                        See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
  COMMON AND PREFERRED STOCKS     99.2%
         AEROSPACE                         1.0%
 94,500  Rolls Royce                              $    326,004
                                                  ------------
         AUTOMOBILES                       3.8%
    484  Bayer Motoren Werk                            311,304
     42  Bayer Motoren Werk--Rights*                    26,386
 11,000  Bridgestone Corp.                             222,217
  4,000  Honda Motor Co. Ltd.                          121,944
 13,000  Toyota Motor Corp.                            291,269
 12,430  Volvo AB Series B                             304,621
                                                  ------------
                                                     1,277,741
                                                  ------------
         BANKING                          11.2%
241,570  Banca di Roma*                                431,142
  5,240  Banco Popular Espanol                         330,115
 23,000  Bank of Tokyo-Mitsubishi Bank                 147,838
 21,630  Barclays Plc.                                 353,245
  5,230  Bayerische Vereins                            384,891
  6,370  Credit Commercial de France                   409,148
  2,760  Credit Suisse Group                           305,047
  4,370  Far East Bank & Trust                           3,446
 31,830  Istituto Banc San Paolo Tori                  399,586
 20,530  Lloyds Tsb Group Plc.                         229,916
 22,800  St. George Bank Ltd.                          143,148
 44,538  Standard Chartered Plc.                       314,105
 13,000  Sumitomo Bank Ltd.                             90,723
 12,000  Sumitomo Trust & Banking Co.                   22,920
  1,350  UBS AG*                                       263,308
                                                  ------------
                                                     3,828,578
                                                  ------------
         BROADCASTING & PUBLISHING         3.4%
 26,860  Flextech*                                     260,182
  9,830  Reed International                             82,857
  2,100  Television Francaise                          359,691
  2,294  Wolters Kluwer CVA                            440,162
                                                  ------------
                                                     1,142,892
                                                  ------------
         BUILDING MATERIALS                0.1%
 27,200  Pioneer International Ltd.                     50,744
                                                  ------------
         BUSINESS & PUBLIC SERVICES        3.4%
    880  SAP AG Non-Voting Preferred                   417,530
  4,000  Secom Co.                                     249,764
  9,910  Securitas AB Series B                         508,495
                                                  ------------
                                                     1,175,789
                                                  ------------

 Shares                                              Value
--------                                          ------------
         CHEMICALS                         2.8%
  7,790  Akzo Nobel N.V. Preferred                $    276,874
 32,000  Asahi Chemical Industries                      97,790
  9,980  Hoechst AG                                    412,013
  1,250  SGL Carbon AG                                  85,634
  6,000  Shin-etsu Chemical Co.                         95,425
                                                  ------------
                                                       967,736
                                                  ------------
         COMMERCIAL SERVICES               1.2%
 19,600  Mayne Nickless Ltd.                           104,473
 12,000  Vedior Nv-Cva                                 296,009
                                                  ------------
                                                       400,482
                                                  ------------
         CONSTRUCTION & HOUSING            0.9%
  5,682  IHC Caland NV                                 265,249
 22,000  Kajima Corp.                                   53,332
                                                  ------------
                                                       318,581
                                                  ------------
         CONSUMER GOODS & SERVICES         7.5%
  1,400  Accor SA                                      293,498
    320  Compagne Financiere Richemont
           AG Series A                                 409,156
  6,000  Fuji Photo Film Co.                           207,157
 10,104  Getronics NV                                  458,279
  8,000  Kao Corp.                                     128,114
  9,649  Logica                                        356,372
  5,000  Marui Co. Limited                              72,725
    240  Nestle SA                                     477,464
  2,000  TDK Corp.                                     136,636
                                                  ------------
                                                     2,539,401
                                                  ------------
         ELECTRONICS & ELECTRICAL          9.7%
  2,530  Alcatel Alsthom                               224,796
  7,710  ASM Lithography*                              123,927
 12,000  Canon Inc.                                    244,181
 49,743  General Electric Corp.                        363,493
  8,000  Matsushita Electric Industrial
           Corp.                                       109,015
 14,000  Matsushita Electric Works                     106,649
 19,000  Minebea Corporation                           155,067
 10,220  Nokia ABA Shares                              811,391
  7,010  Philips Electronic                            377,446
  2,000  Rohm Co.                                      190,996
  5,780  SGS-Thomson Microelectronics*                 268,127
  3,200  Sony Corp.                                    223,083
 11,000  Sumitomo Electric Industries                  106,826
                                                  ------------
                                                     3,304,997
                                                  ------------

See Notes to Financial Statements      37

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
         ENERGY                            4.9%
 41,871  British Petroleum                        $    640,400
 31,138  Lasmo                                          92,074
 41,000  Osaka Gas Co.                                 104,512
  5,230  Royal Dutch Petroleum                         259,408
  4,570  Total B Shares                                575,651
                                                  ------------
                                                     1,672,045
                                                  ------------
         FINANCIAL SERVICES                2.0%
  8,000  Credit Saison Co. Ltd.                        155,148
  9,506  ING Groep NV Cva                              428,130
 13,000  Nomura Securities Company Ltd.                 93,588
                                                  ------------
                                                       676,866
                                                  ------------
         FOOD & SERVICES                   1.4%
 26,380  Associated British Foods                      268,757
 16,470  Bass Plc.                                     197,323
                                                  ------------
                                                       466,080
                                                  ------------
         HEALTH                           10.6%
 24,100  Astra AB Series A                             412,201
 22,090  Glaxo Plc.                                    652,065
    375  Novartis AG                                   601,110
  2,690  Novo Nordisk Series B                         323,815
     35  Roche Holding AG                              376,721
 10,000  Sankyo Co.                                    221,849
 47,440  Smithkline Beecham                            521,608
  5,000  Takeda Chemical Industries                    134,065
  6,000  Yamanouchi Pharm                              129,583
  7,055  Zeneca Group Plc.                             249,377
                                                  ------------
                                                     3,622,394
                                                  ------------
         INDUSTRIAL COMPONENTS             2.5%
 63,649  BICC                                           63,817
 14,000  NGK Insulators Ltd                            133,183
 17,000  NSK                                            58,695
 15,770  Scania AB B Shares                            298,913
  4,406  Valeo                                         314,444
                                                  ------------
                                                       869,052
                                                  ------------
         INSURANCE                         6.9%
  1,275  Allianz AG                                    395,158
 13,005  Allied Zurich Plc.*                           133,046
  4,770  AXA-UAP                                       436,591
 31,800  QBE Insurance Group Ltd.                      115,826
 45,796  Royal & Sun Alliance Insurance
           Group                                       396,911
 31,920  Skandia Forsakrings AB                        415,575
 19,000  Tokio Marine & Fire                           170,280
    600  Zurich Allied AG*                             297,765
                                                  ------------
                                                     2,361,152
                                                  ------------
 Shares                                              Value
--------                                          ------------
         LEISURE                           0.8%
 16,000  Kirin Brewery Co. Ltd.                   $    128,349
  3,900  Sony Music Entertainment                      128,349
                                                  ------------
                                                       256,698
                                                  ------------
         MACHINERY & ENGINEERING           1.7%
  6,180  Mannesmann AG                                 565,733
                                                  ------------
         MERCHANDISING                     5.8%
 14,850  Ahold NV                                      443,512
  4,800  Familymart Co.                                184,061
 19,400  Great Univeral Stores                         220,888
  7,700  Gucci Group NV                                275,718
  5,330  Hennes & Mauritz AB Series B                  387,783
  5,000  Ito-Yokado Co.                                238,745
 33,040  Morrison Supermarket                          144,582
 48,000  Pacific Dunlop Ltd.                            81,503
                                                  ------------
                                                     1,976,792
                                                  ------------
         METALS & MINING                   0.8%
114,000  NKK Corp.                                      56,946
 12,350  Ssab (Svenskt Stal) AB Series
           A                                           130,049
 26,000  WMC Ltd.                                       78,178
                                                  ------------
                                                       265,173
                                                  ------------
         MULTI INDUSTRY                    0.3%
  1,000  Keyence Corp.                                  96,012
                                                  ------------
         REAL ESTATE                       0.2%
  7,000  Mitsubishi Estate                              45,920
  7,000  Mitsui Fudosan Co.                             35,944
                                                  ------------
                                                        81,864
                                                  ------------
         TELECOMMUNICATIONS               10.9%
 51,980  British Telecom                               700,495
 19,800  Colt Telecom Group Plc.*                      166,726
 22,400  Ericsson Telefonaktiebolaget
           Series B                                    423,152
  5,000  Nippon Comsys Corp.                            50,394
     66  Nippon Tel & Tel Corp.                        482,412
 43,130  Securicor Group                               279,438
 59,900  Telecom Italia Mobile SPA                     348,624
 93,990  Telecom Italia SPA Preferred                  448,941
 12,123  Telefonica de Espana                          442,029
 71,582  Telewest Communications Plc.*                 163,919
 18,473  Vodafone Group Plc.                           214,414
                                                  ------------
                                                     3,720,544
                                                  ------------

See Notes to Financial Statements      38

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
         TEXTILE & APPAREL                 0.7%
  2,150  Adidas Salomon AG                        $    246,342
                                                  ------------
         TRANSPORTATION                    1.7%
     20  East Japan Railway Corp.                       99,906
 16,420  Railtrack Group Plc.                          473,254
                                                  ------------
                                                       573,160
                                                  ------------
 Shares                                              Value
--------                                          ------------
         UTILITIES                         3.0%
 27,690  British Energy Plc.                      $    271,280
170,209  Centrica*                                     329,026
 23,515  National Power                                214,193
 11,000  Tokyo Electric Power Co.                      210,904
                                                  ------------
                                                     1,025,403
                                                  ------------
Total Investments (Cost $33,202,721)      99.2%   $ 33,808,255
                                                  ------------
Other Assets, Less Liabilities             0.8%        274,361
                                         ------   ------------
Net Assets                               100.0%   $ 34,082,616
                                         ------   ------------
                                         ------   ------------

*Denotes non-income producing security.

Geographical Diversification               September 30, 1998
----------------------------------------------------------------------------

                                                               Percent of Net
                                                                   Assets
                                                            --------------------
Country                                                            Total
----------------------------------------------------------  --------------------
United Kingdom                                                        25.5%
Japan                                                                 17.7
Netherlands                                                           10.7
France                                                                 8.5
Sweden                                                                 8.5
Germany                                                                8.3
Switzerland                                                            8.0
Italy                                                                  4.8
Finland                                                                2.4
Spain                                                                  2.3
Australia                                                              1.7
Denmark                                                                1.0
                                                                       ---
Total Investments                                                     99.4%
Other Assets Less Liabilities                                          0.6%
                                                                       ---
Total                                                                100.0%
                                                                       ---
                                                                       ---

                        See Notes to Financial Statements

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $33,202,721)--Note 2(A)                                       $ 33,808,255
  Cash                                                               445,095
  Receivable for investments sold                                    152,853
  Receivable for units sold                                            5,370
  Dividends and interest receivable                                   85,931
  Collateral for securities loaned, at fair value
  (Note 4)                                                           587,950
  Other assets                                                         6,896
                                                                ------------
                                                                  35,092,350
LIABILITIES:
  Payable for investments purchased                 $  34,184
  Payable upon return of securities loaned (Note
  4)                                                  587,950
  Payable for units redeemed                          150,522
  Payable to investment managers                       17,398
  Net loss on forward foreign currency contracts      141,796
  Accrued expenses                                     77,884      1,009,734
                                                    ---------   ------------
NET ASSETS at value, applicable to 750,128
  outstanding units of beneficial interest--Note 5              $ 34,082,616
                                                                ------------
                                                                ------------
NET ASSET VALUE offering and redemption price per
  unit
  ($34,082,616 divided by 750,128 units)                        $      45.44
                                                                ------------
                                                                ------------

                        See Notes to Financial Statements

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                       $     491,417
    Interest                                              124,604
                                                    -------------
       Total Income                                                 $     616,021
  Expenses:
    Investment manager's fees--Note 3(A)                  295,732
    Shareholder servicing fees and expenses--Note
    3(B)                                                  209,713
    Custodian fees and expenses                            93,949
    Legal and auditing fees                                22,671
    Consultant fees                                        12,191
    Trustees' fees and expenses--Note 3(C)                 26,104
    Printing and Postage                                   16,613
    Insurance                                               7,368
    Other                                                  52,376
                                                    -------------
       Total Expenses                                     736,717
       Less fees paid indirectly--Note 4                  (20,000)
                                                    -------------
       Net Expenses                                                       716,717
                                                                    -------------
INVESTMENT (LOSS)--NET                                                   (100,696)
REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
  Net realized gain on:
    Investments                                         1,277,446
    Foreign currency transactions                         514,201
                                                    -------------
                                                        1,791,647
                                                    -------------
  Unrealized appreciation (depreciation) on
  investments
    Investments                                        (5,599,783)
    Foreign currency translations of other assets
    and liabilities                                      (178,222)
                                                    -------------
                                                       (5,778,005)
                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES                                   (3,986,358)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        $  (4,087,054)
                                                                    -------------
                                                                    -------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                           Year Ended     Year Ended
                                                            9/30/98        9/30/97
                                                          ------------   ------------
OPERATIONS:
  Investment (loss)--net                                  $   (100,696)  $   (107,067)
  Net realized gain                                          1,791,647      4,019,696
  Net unrealized appreciation (depreciation)                (5,778,005)       544,854
                                                          ------------   ------------
  Net increase (decrease) in net assets resulting from
  operations                                                (4,087,054)     4,457,483
                                                          ------------   ------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                        9,648,430      9,216,371
  Value of units redeemed                                   (6,755,055)   (17,999,512)
                                                          ------------   ------------
  Net increase (decrease) in net assets resulting from
  capital transactions                                       2,893,375     (8,783,141)
                                                          ------------   ------------
  Net (decrease)                                            (1,193,679)    (4,325,658)
NET ASSETS at beginning of year                             35,276,295     39,601,953
                                                          ------------   ------------
NET ASSETS at end of year                                 $ 34,082,616   $ 35,276,295
                                                          ------------   ------------
                                                          ------------   ------------

                        See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
CORPORATE BONDS                 1.6%
$   245,000 Consolidated Natural Gas
             Sf Deb 8.625% Due
             12/01/2011                        $    256,790
  2,000,000 Pepsico Inc.
             Structured Medium Term
             Note
             6.125% Due 03/04/2008                2,013,160
    320,000 Public Service Electric
             and Gas 6.375% Due
             05/01/2008                             338,410
                                               ------------
           Total Corporate Bonds
             (Cost $2,577,130)                 $  2,608,360
                                               ------------
MORTGAGES                         7.1%
$   963,669 Chase Mortgage Finance
             Remic 98-52 A12
             7.00% Due 7/25/2028               $    992,354
  1,000,000 First Bank System
             Mortgage Corp.
             Remic 93-6 A10
             7.25% Due 7/25/2024                  1,028,610
  1,000,000 First Union Residential
             Trust
             Remic 98-B 1A8
             6.75% Due 08/25/2028                 1,025,225
    978,920 General Electric Capital
             Mortgage Services
             Remic 98-12 2A8
             6.75% Due 06/25/2028                 1,004,456
  4,146,351 General Electric Capital
             Mortgage Services
             Remic 97-7 A9
             7.50% Due 08/25/2027                 4,278,118
  3,200,000 PNC Mortgage Securities
             Remic 98-4 3A2
             6.75% Due 05/25/2028                 3,278,218
                                               ------------
           Total Mortgages
             (Cost $11,178,785)                $ 11,606,981
                                               ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                     92.8%
$    70,095 Collateralized Mortgage
             Security Corp.
             Remic X1
             7.00% Due 6/1/2006                $     69,889
  8,000,000 Federal Home Loan Bank
             0.00% Due 06/25/2012                 2,830,632
 10,000,000 Federal Home Loan Bank
             0.00% Due 06/26/2017                 2,419,050
 10,000,000 Federal Home Loan Bank
             0.00% Due 07/02/2012                 3,542,460
 15,000,000 Federal Home Loan Bank
             0.00% Due 07/14/2017                 3,595,305
 28,000,000 Federal Home Loan Bank
             0.00% Due 07/25/2017                 7,018,760

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 3,000,000 Federal Home Loan Bank
             0.00% Due 07/07/2017              $    720,123
 15,000,000 Federal Home Loan
             Mortgage Corp.
             0.00% Due 02/02/2023                 2,540,955
  1,039,818 Federal Home Loan
             Mortgage Corp.
             Remic 1574V
             6.50% Due 03/15/2023                 1,027,256
  1,956,724 Federal Home Loan
             Mortgage Corp.
             Remic 1574U
             6.50% Due 09/15/2023                 1,934,013
  2,838,000 Federal Home Loan
             Mortgage Corp.
             Remic 1505Q
             7.00% Due 05/15/2023                 2,933,198
  3,875,408 Federal Home Loan
             Mortgage Corp.
             Remic 1527OZ
             7.50% Due 05/15/2023                 3,876,075
  3,000,000 Federal Home Loan
             Mortgage Corp.
             Remic 1966V
             7.50% Due 06/15/2027                 3,000,288
    708,000 Federal Home Loan
             Mortgage Corp.
             Remic 1966N
             7.50% Due 09/15/2026                   711,641
    662,010 Federal Home Loan
             Mortgage Corp.
             Pool #141001
             7.75% Due 9/1/2016                     682,943
    365,293 Federal Home Loan
             Mortgage Corp.
             Pool #533624
             8.50% Due 12/01/2007                   378,602
    124,148 Federal Home Loan
             Mortgage Corp.
             Pool #297625
             8.50% Due 6/1/2017                     129,722
  1,321,375 Federal Home Loan
             Mortgage Corp.
             Remic 1378NZ
             7.50% Due 10/15/2022                 1,323,411
    460,327 Federal Home Loan
             Mortgage Corp.
             Remic 1454N
             7.00% Due 12/15/2022                   460,159
    784,498 Federal Home Loan
             Mortgage Corp.
             Remic 1483ZA
             7.50% Due 12/15/2022                   823,168
    969,483 Federal Home Loan
             Mortgage Corp.
             Remic 1455M
             7.00% Due 12/15/2022                   955,082
  3,473,691 Federal Home Loan
             Mortgage Corp.
             Remic 1459TZ
             7.50% Due 01/15/2023                 3,480,798

See Notes to Financial Statements      43

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 1,673,234 Federal Home Loan
             Mortgage Corp.
             Remic 1527QZ
             7.50% Due 05/15/2023              $  1,678,056
    212,000 Federal Home Loan
             Mortgage Corp.
             Remic 1486D
             7.00% Due 04/15/2023                   220,978
    802,000 Federal Home Loan
             Mortgage Corp.
             Remic 1526P
             6.50% Due 06/15/2023                   803,578
    320,000 Federal Home Loan
             Mortgage Corp.
             Remic 1574O
             6.50% Due 09/15/2023                   321,510
    562,000 Federal Home Loan
             Mortgage Corp.
             Remic 1578N
             7.00% Due 09/15/2023                   568,167
    592,550 Federal Home Loan
             Mortgage Corp.
             Remic 1560N
             7.00% Due 11/15/2022                   589,609
    604,000 Federal Home Loan
             Mortgage Corp.
             Remic 1583OB
             7.00% Due 06/15/2023                   605,031
    270,000 Federal Home Loan
             Mortgage Corp.
             Remic 1608O
             6.50% Due 11/15/2023                   269,346
    599,000 Federal Home Loan
             Mortgage Corp.
             Remic 1627C
             6.00% Due 12/15/2023                   595,629
  1,279,189 Federal Home Loan
             Mortgage Corp.
             Remic 1671Z
             7.00% Due 02/15/2024                 1,286,611
  1,481,283 Federal Home Loan
             Mortgage Corp.
             Remic 1663-ZA
             7.00% Due 01/15/2024                 1,478,322
    568,000 Federal Home Loan
             Mortgage Corp.
             Remic 1790C-E
             8.00% Due 11/15/2023                   575,864
    676,000 Federal Home Loan
             Mortgage Corp.
             Remic 1814D
             6.50% Due 02/15/2026                   685,042
  2,479,599 Federal Home Loan
             Mortgage Corp.
             Remic 2018ZA
             6.50% Due 01/15/2028                 2,439,026
    925,000 Federal Home Loan
             Mortgage Corp.
             Remic 2036B
             7.00% Due 03/15/2028                   933,245
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 1,000,000 Federal Home Loan
             Mortgage Corp.
             Remic 2038PS
             6.50% Due 07/15/2026              $    995,794
    975,000 Federal Home Loan
             Mortgage Corp.
             Remic 2064U
             7.00% Due 06/15/2028                   973,479
  2,000,000 Federal Home Loan
             Mortgage Corp.
             Remic 2088ZE
             7.00% Due 09/15/2028                 1,979,375
    990,000 Federal Home Loan
             Mortgage Corp.
             Zero Coupon
             0.00% Due 11/06/2017                   222,267
  4,000,000 Federal Home Loan
             Mortgage Corp.
             Remic 2089 ZB
             7.00% Due 08/15/2026                 3,949,375
    200,000 Federal National Mortgage
             Association
             Medium Term Note
             6.69% Due 02/02/2011                   208,988
  1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             7.65% Due 10/06/2006                 1,028,305
  1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             8.00% Due 04/26/2012                 1,019,047
  1,300,000 Federal National Mortgage
             Association
             Medium Term Note
             6.29% Due 01/22/2008                 1,343,909
  1,855,000 Federal National Mortgage
             Association
             Medium Term Note
             6.36% Due 07/16/2008                 1,925,284
  2,844,318 Federal National Mortgage
             Association
             Remic 93-199Z
             7.00% Due 10/25/2023                 2,862,937
  2,072,352 Federal National Mortgage
             Association
             Remic 93-247Z
             7.00% Due 03/25/2023                 2,099,324
    280,000 Federal National Mortgage
             Association
             Remic 93-245L
             6.50% Due 12/25/2023                   282,538
  2,925,000 Federal National Mortgage
             Association
             Remic 94-30P
             6.50% Due 02/25/2024                 2,931,865
  1,500,000 Federal National Mortgage
             Association
             Remic 94-36N
             6.50% Due 03/25/2024                 1,502,735

See Notes to Financial Statements      44

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 4,474,638 Federal National Mortgage
             Association
             Remic 1994-36UA
             7.00% Due 08/25/2023              $  4,406,817
  2,114,000 Federal National Mortgage
             Association
             Remic 1994-61E
             7.50% Due 04/25/2024                 2,180,718
  1,428,652 Federal National Mortgage
             Association
             Remic 1997-34C
             7.00% Due 06/18/2027                 1,420,861
  1,315,210 Federal National Mortgage
             Association
             Remic 98-45ZB
             7.00% Due 08/18/2028                 1,345,221
  2,673,966 Federal National Mortgage
             Association
             Pool #050965
             6.50% Due 1/1/2024                   2,722,606
    556,446 Federal National Mortgage
             Association
             Pool #050987
             6.50% Due 2/1/2009                     567,854
  1,018,259 Federal National Mortgage
             Association
             Pool#50966
             7.00% Due 1/1/2024                   1,047,493
    854,676 Federal National Mortgage
             Association
             Pool#239024
             7.00% Due 10/1/2023                    879,214
    437,867 Federal National Mortgage
             Association
             Pool #87277
             7.50% Due 4/1/2018                     452,536
    380,000 Federal National Mortgage
             Association
             Remic 92-161H
             7.50% Due 09/25/2022                   404,036
  1,056,056 Federal National Mortgage
             Association
             Remic 9323-PZ
             7.50% Due 03/25/2023                 1,150,370
  4,863,932 Federal National Mortgage
             Association
             Remic 93-255E
             7.10% Due 12/25/2023                 4,975,419
    218,717 Federal National Mortgage
             Association
             Remic 93-250DZ
             7.00% Due 12/25/2023                   223,810
  1,196,000 Federal National Mortgage
             Association
             Remic 94-23E
             6.00% Due 02/25/2024                 1,169,814
    385,000 Federal National Mortgage
             Association
             Remic G96-1PK
             7.50% Due 06/17/2026                   424,915
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 2,614,000 Federal National Mortgage
             Association
             Remic 98-49GC
             6.50% Due 01/20/2025              $  2,622,626
  1,371,000 Federal National Mortgage
             Association
             Remic 93-226C
             6.00% Due 12/25/2023                 1,350,006
    612,000 Federal National Mortgage
             Association
             Remic 93-61HB
             6.75% Due 3/25/2022                    638,984
  3,820,118 Federal National Mortgage
             Association
             Remic 1993-247C
             7.00% Due 03/25/2023                 3,903,821
  4,169,519 Federal National Mortgage
             Association
             Remic 1994-69 Class CA
             7.25% Due 03/25/2023                 4,137,406
     18,580 Federal National Mortgage
             Association
             Remic X-12AC
             8.00% Due 07/25/2025                    18,549
     21,216 Government National
             Mortgage Association
             Backed Trust
             Remic 1A
             0.00% Due 5/20/2017                     20,157
     23,511 Government National
             Mortgage Association
             Pool #1350
             6.50% Due 3/15/2002                     23,914
     23,847 Government National
             Mortgage Association
             Pool #011192
             7.25% Due 4/15/2006                     24,579
    647,364 Government National
             Mortgage Association
             Pool #377003
             8.00% Due 8/15/2024                    677,305
    495,307 Government National
             Mortgage Association
             Pool #364979
             8.00% Due 04/15/2024                   518,216
        943 Government National
             Mortgage Association
             Pool #010855
             8.00% Due 07/15/2006                       995
    380,400 Government National
             Mortgage Association
             Pool #152027
             8.00% Due 10/20/2016                   399,759

See Notes to Financial Statements      45

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 1,110,909 Government National
             Mortgage Association
             Pool #377341
             8.00% Due 11/15/2024              $  1,162,289
    234,058 Government National
             Mortgage Association
             Pool #000675
             8.00% Due 12/20/2016                   245,969
      1,369 Government National
             Mortgage Association
             Pool #002919
             8.00% Due 2/15/2004                      1,431
     48,154 Government National
             Mortgage Association
             Pool #000710
             8.00% Due 2/20/2017                     50,584
    125,802 Government National
             Mortgage Association
             Pool #193256
             8.00% Due 3/15/2017                    133,132
     11,073 Government National
             Mortgage Association
             Pool #209105
             8.00% Due 3/20/2017                     11,632
    192,528 Government National
             Mortgage Association
             Pool #213606
             8.00% Due 4/15/2017                    203,745
    103,744 Government National
             Mortgage Association
             Pool #202887
             8.00% Due 4/15/2017                    109,789
      9,775 Government National
             Mortgage Association
             Pool #216159
             8.00% Due 4/15/2017                     10,345
      4,524 Government National
             Mortgage Association
             Pool #290013
             8.00% Due 4/15/2020                      4,750
     71,579 Government National
             Mortgage Association
             Pool #291195
             8.00% Due 5/15/2020                     75,166
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   231,678 Government National
             Mortgage Association
             Pool #218150
             8.00% Due 6/15/2017               $    245,176
     94,701 Government National
             Mortgage Association
             Pool #290123
             8.00% Due 6/15/2020                     99,446
     54,221 Government National
             Mortgage Association
             Pool #05214
             8.00% Due 7/15/2005                     56,995
      6,736 Government National
             Mortgage Association
             Pool #247493
             8.00% Due 7/15/2018                      7,109
    551,564 Government National
             Mortgage Association
             Pool #385850
             8.00% Due 8/15/2024                    577,074
    629,260 Government National
             Mortgage Association
             Pool #373826
             8.00% Due 9/15/2023                    658,615
    271,179 Government National
             Mortgage Association
             Pool #196754
             8.50% Due 2/15/2017                    288,836
     63,658 Government National
             Mortgage Association
             Pool #205624
             8.50% Due 3/15/2017                     67,803
    163,350 Government National
             Mortgage Association
             Pool #169957
             8.50% Due 7/15/2016                    174,114
      8,887 Government National
             Mortgage Association
             Pool #025811
             9.00% Due 1/15/2009                      9,574
    287,371 Government National
             Mortgage Association
             Pool #226673
             9.50% Due 07/15/2017                   311,537

See Notes to Financial Statements      46

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   195,003 Government National
             Mortgage Association
             Pool #010260
             8.00% Due 06/15/2006              $    205,720
    193,843 Government National
             Mortgage Association
             Pool #346560
             8.00% Due 04/15/2023                   202,887
      4,676 Government National
             Mortgage Association
             Pool #026113
             9.00% Due 08/15/2008                     5,028
     11,978 Government National
             Mortgage Association
             Pool #035238
             9.50% Due 09/15/2009                    12,965
     17,977 Government National
             Mortgage Association
             Pool #157799
             9.00% Due 07/15/2016                    19,370
     13,890 Government National
             Mortgage Association
             Pool #158361
             9.50% Due 06/15/2016                    15,072
      2,285 Government National
             Mortgage Association
             Pool #179930
             9.50% Due 12/15/2016                     2,480
      7,239 Government National
             Mortgage Association
             Pool #173806
             9.00% Due 10/15/2016                     7,800
      4,593 Government National
             Mortgage Association
             Pool #176069
             9.00% Due 08/15/2016                     4,949
     28,238 Government National
             Mortgage Association
             Pool #177254
             9.00% Due 09/15/2016                    30,426
     37,756 Government National
             Mortgage Association
             Pool #211434
             9.50% Due 04/15/2017                    40,930
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    25,360 Government National
             Mortgage Association
             Pool #199032
             9.50% Due 01/15/2017              $     27,493
      6,271 Government National
             Mortgage Association
             Pool #237572
             9.50% Due 12/15/2017                     6,799
      5,840 Government National
             Mortgage Association
             Pool #226855
             9.50% Due 07/15/2017                     6,332
     19,399 Government National
             Mortgage Association
             Pool #226651
             9.50% Due 06/15/2018                    21,030
      3,759 Government National
             Mortgage Association
             Pool #262208
             9.50% Due 08/15/2018                     4,075
    134,802 Government National
             Mortgage Association
             Pool #319342
             8.50% Due 03/15/2022                   143,572
  1,000,000 Government National
             Mortgage Association
             Remic 97-18J
             7.00% Due 11/20/2027                 1,034,910
  1,000,000 Government National
             Mortgage Association
             Remic 98-1A
             7.00% Due 01/20/2028                 1,017,644
  6,020,000 United States Treasury
             Bonds
             9.25% Due 2/15/2016                  8,873,859
  6,800,000 United States Treasury
             Zero Coupon Strips
             0.00% Due 2/15/2006                  4,873,424
 19,180,000 United States Treasury
             Zero Coupon Strips
             0.00% Due 2/15/2010                 11,023,321
                                               ------------
Total United States Government and Agency
  Obligations (Cost $142,619,620)              $150,621,964
                                               ------------
Total Investments (Cost
$156,375,535)                         101.5%   $164,837,305
Liabilities, Less Other Assets         -1.5%     (2,482,256)
                                      ------   ------------
Net Assets                            100.0%   $162,355,049
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      47

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $156,375,535)--Note 2(A)                                   $164,837,305
  Cash                                                            266,084
  Receivable for units sold                                       761,823
  Dividends and interest receivable                               854,440
  Collateral for securities loaned, at fair value
  (Note 4)                                                      4,870,700
  Other assets                                                     22,720
                                                             ------------
                                                              171,613,072
LIABILITIES:
  Payable for investments purchased                 $3,972,931
  Payable upon return of securities loaned (Note
  4)                                                4,870,700
  Payable for units redeemed                        280,735
  Payable to investment managers                     43,565
  Accrued expenses                                   90,092     9,258,023
                                                    -------  ------------
NET ASSETS at value, applicable to 4,303,204
  outstanding units of beneficial interest--Note 5           $162,355,049
                                                             ------------
                                                             ------------
NET ASSET VALUE offering and redemption price per
  unit ($162,355,049 divided by 4,303,204 units)             $      37.73
                                                             ------------
                                                             ------------

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $10,517,554
                                                          ----------
       Total Income                                                   $10,517,554
  Expenses:
    Investment manager's fees--Note 3(A)                     500,102
    Shareholder servicing fees and expenses--Note 3(B)       551,984
    Custodian fees and expenses                               24,464
    Legal and auditing fees                                   22,327
    Consultant fees                                           11,816
    Trustees' fees and expenses--Note 3(C)                    26,104
    Printing and Postage                                      16,613
    Insurance                                                 30,609
    Other                                                     34,546
                                                          ----------
       Total Expenses                                                  1,218,565
                                                                      ----------
INVESTMENT INCOME--NET                                                 9,298,989
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                         3,247,694
  Unrealized appreciation on investments                   3,846,747
                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        7,094,441
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $16,393,430
                                                                      ----------
                                                                      ----------

                        See Notes to Financial Statements

             ACTIVELY MANAGED BOND FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                           Year Ended    Year Ended
                                                            9/30/98       9/30/97
                                                          ------------  ------------
OPERATIONS:
  Investment income--net                                  $  9,298,989  $  9,227,012
  Net realized gain                                          3,247,694     1,219,640
  Net unrealized appreciation                                3,846,747     3,740,985
                                                          ------------  ------------
  Net increase in net assets resulting from operations      16,393,430    14,187,637
                                                          ------------  ------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                       26,734,278    36,098,759
  Value of units redeemed                                  (27,911,465)  (53,451,868)
                                                          ------------  ------------
  Net (decrease) in net assets resulting from capital
    transactions                                            (1,177,187)  (17,353,109)
                                                          ------------  ------------
  Net increase (decrease)                                   15,216,243    (3,165,472)
  NET ASSETS at beginning of year                          147,138,806   150,304,278
                                                          ------------  ------------
  NET ASSETS at end of year                               $162,355,049  $147,138,806
                                                          ------------  ------------
                                                          ------------  ------------

                        See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
             COLLATERALIZED MORTGAGE
                    OBLIGATIONS 7.9%
$   193,949 Collateralized Mortgage
             Obligation Trust
             Remic 27A
             7.25% Due 04/23/2017              $    199,483
  1,142,402 Citicorp
             Mortgage
             9.00% Due 08/25/2027                 1,168,167
    300,000 General Electric Capital
             Management Service
             Remic 96-3A4
             7.00% Due 03/25/2026                   308,348
  1,467,978 General Electric Capital
             Management Service
             Mortgage
             7.00% Due 01/25/2028                 1,492,331
  1,107,862 Residential Funding
             Mortgage Security
             Remic 1997-S6A7
             7.00% Due 05/25/2012                 1,108,472
    456,000 Capstead Securities Corp.
             IV
             CMO 93-1E
             7.50% Due 02/01/2023                   470,679
                                               ------------
Total Collateralized Mortgage
Obligations
  (Cost $4,709,983)
                                               $  4,747,480
                                               ------------
 UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                      92.8%
$   560,000 Federal Home Loan Bank
             5.125% Due 09/15/2003                  568,412
    980,708 Federal Home Loan
             Mortgage Corp.
             Remic 1701C
             6.50% Due 03/15/2009                   988,095
    500,000 Federal Home Loan
             Mortgage Corp.
             Remic 1770PH
             8.00% Due 08/15/2023                   513,530
  2,000,000 Federal Home Loan
             Mortgage Corp.
             Structured Note
             6.50% Due 10/15/2007                 2,023,298
    615,000 Federal Home Loan
             Mortgage Corp.
             6.57% Due 02/11/2008                   629,675
  2,000,000 Federal Home Loan
             Mortgage Corp.
             6.54% Due 08/26/2008                 2,030,084
  1,500,000 Federal Home Loan
             Mortgage Corp.
             6.91% Due 06/20/2005                 1,554,426
    215,624 Federal Home Loan
             Mortgage Corp.
             Remic 1316Z
             8.00% Due 06/15/2022                   227,930

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)

$   400,000 Federal Home Loan
             Mortgage Corp.
             Remic Series 32 Class E
             7.50% Due 03/25/2005              $    405,650
  1,427,748 Federal Home Loan
             Mortgage Corp.
             Remic 2046PZ
             6.50% Due 02/15/2028                 1,421,178
      6,721 Federal Home Loan
             Mortgage Corp.
             Pool #200030
             9.00% Due 03/01/2001                     6,944
     22,144 Federal Home Loan
             Mortgage Corp.
             Pool #200034
             8.50% Due 05/01/2001                    22,743
      9,917 Federal Home Loan
             Mortgage Corp.
             Pool #200035
             9.00% Due 05/01/2001                    10,245
     40,439 Federal Home Loan
             Mortgage Corp.
             Pool #200040
             9.00% Due 06/01/2001                    41,776
     38,772 Federal Home Loan
             Mortgage Corp.
             Pool #200070
             7.50% Due 04/01/2002                    39,339
     64,747 Federal Home Loan
             Mortgage Corp.
             Pool #200071
             7.50% Due 05/01/2002                    65,693
     40,176 Federal Home Loan
             Mortgage Corp.
             Pool #212242
             7.50% Due 07/01/2001                    40,622
      9,904 Federal Home Loan
             Mortgage Corp.
             Pool #212719
             7.50% Due 08/01/2001                    10,014
     56,478 Federal Home Loan
             Mortgage Corp.
             Pool #213857
             7.50% Due 11/01/2001                    57,105
     20,305 Federal Home Loan
             Mortgage Corp.
             Pool #214040
             7.50% Due 12/01/2001                    20,530
        575 Federal Home Loan
             Mortgage Corp.
             Pool #251478
             7.00% Due 12/01/1998                       589
     26,274 Federal Home Loan
             Mortgage Corp.
             Pool #320139
             8.00% Due 09/01/2001                    26,625
    127,820 Federal Home Loan
             Mortgage Corp.
             Remic 1379I
             7.50% Due 03/15/2022                   127,823

See Notes to Financial Statements      50

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    41,548 Federal Home Loan
             Mortgage Corp.
             Remic 1468-O
             7.00% Due 10/15/2022              $     41,678
  1,500,000 Federal Home Loan
             Mortgage Corp.
             Remic 1500H
             6.75% Due 08/15/2021                 1,558,533
    337,373 Federal Home Loan
             Mortgage Corp.
             Remic 157A
             8.75% Due 07/15/2000                   350,898
    892,613 Federal Home Loan
             Mortgage Corp.
             Remic 1587Z
             6.50% Due 10/15/2008                   899,367
  1,031,000 Federal Home Loan
             Mortgage Corp.
             Remic 1617C
             6.50% Due 02/15/2023                 1,039,546
    225,000 Federal Home Loan
             Mortgage Corp.
             Remic 1663C
             7.00% Due 01/15/2024                   229,418
  1,115,639 Federal Home Loan
             Mortgage Corp.
             Remic 1681K
             7.00% Due 08/15/2023                 1,115,039
    140,000 Federal Home Loan
             Mortgage Corp.
             Remic 1692K
             7.20% Due 09/15/2023                   140,502
    142,000 Federal Home Loan
             Mortgage Corp.
             Remic 1695EA
             7.00% Due 12/15/2023                   147,339
  1,387,213 Federal Home Loan
             Mortgage Corp.
             Remic 1697E
             6.00% Due 03/15/2009                 1,419,181
  1,048,042 Federal Home Loan
             Mortgage Corp.
             Remic 1706LB
             7.00% Due 06/15/2023                 1,052,805
    339,000 Federal Home Loan
             Mortgage Corp.
             Remic 1754B
             8.50% Due 02/15/2022                   344,978
    740,000 Federal Home Loan
             Mortgage Corp.
             Remic 1831J
             7.00% Due 09/15/2024                   757,331
  1,440,000 Federal Home Loan
             Mortgage Corp.
             Remic 1932B
             7.00% Due 06/15/2025                 1,460,756
    777,719 Federal Home Loan
             Mortgage Corp.
             Remic 2062Z
             6.50% Due 06/15/2028                   800,115
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    99,913 Federal National Mortgage
             Association
             Remic 93-244A
             0.00% Due 11/25/2023              $     95,883
    250,000 Federal National Mortgage
             Association
             7.59% Due 10/04/2006                   255,367
    500,000 Federal National Mortgage
             Association
             Medium Term Note
             7.65% Due 10/06/2006                   514,153
    400,000 Federal National Mortgage
             Association
             Medium Term Note
             7.43% Due 06/13/2007                   416,410
    320,000 Federal National Mortgage
             Association
             Medium Term Note
             6.50% Due 03/19/2008                   333,278
  1,895,000 Federal National Mortgage
             Association
             Medium Term Note
             6.48% Due 04/02/2008                 1,972,318
    385,000 Federal National Mortgage
             Association
             Medium Term Note
             6.87% Due 10/02/2007                   400,049
    450,000 Federal National Mortgage
             Association
             Medium Term Note
             6.90% Due 08/21/2007                   481,616
    500,000 Federal National Mortgage
             Association
             Medium Term Note
             6.63% Due 03/20/2008                   513,815
    500,000 Federal National Mortgage
             Association
             Medium Term Note
             6.61% Due 04/10/2008                   514,270
  1,500,000 Federal National Mortgage
             Association
             Medium Term Note
             6.44% Due 01/07/2008                 1,581,588
    213,874 Federal National Mortgage
             Association
             Remic G-94-8M
             8.00% Due 05/17/2024                   213,938
    177,000 Federal National Mortgage
             Association
             Remic G-41PT
             7.50% Due 10/25/2021                   189,484
     99,036 Federal National Mortgage
             Association
             Pool #28785
             9.00% Due 06/01/2001                   102,928
    243,259 Federal National Mortgage
             Association
             Pool #87277
             7.50% Due 04/01/2018                   251,409

See Notes to Financial Statements      51

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    14,233 Federal National Mortgage
             Association
             Pool #7242
             8.50% Due 07/01/2001              $     14,642
     17,070 Federal National Mortgage
             Association
             Pool #26607
             9.00% Due 05/01/2001                    17,741
     10,300 Federal National Mortgage
             Association
             Pool #26707
             9.00% Due 05/01/2001                    10,705
     57,821 Federal National Mortgage
             Association
             Pool #28645
             9.00% Due 06/01/2001                    60,093
     16,916 Federal National Mortgage
             Association
             Pool #29470
             9.00% Due 07/01/2001                    17,581
      3,971 Federal National Mortgage
             Association
             Pool #29658
             8.50% Due 07/01/2001                     4,085
     52,733 Federal National Mortgage
             Association
             Pool #30409
             8.50% Due 09/01/2001                    54,246
    127,428 Federal National Mortgage
             Association
             Pool #355656
             7.00% Due 08/01/2003                   130,501
     63,029 Federal National Mortgage
             Association
             Pool #46609
             8.00% Due 05/01/2002                    64,511
     96,914 Federal National Mortgage
             Association
             Pool #46872
             8.00% Due 05/01/2002                    98,880
      5,859 Federal National Mortgage
             Association
             Pool #47137
             8.00% Due 05/01/2002                     5,998
    107,894 Federal National Mortgage
             Association
             Pool #47402
             8.00% Due 05/01/2002                   110,430
     81,356 Federal National Mortgage
             Association
             Pool #47932
             8.00% Due 05/01/2002                    83,268
     49,997 Federal National Mortgage
             Association
             Pool #48103
             8.00% Due 05/01/2002                    51,172
    679,915 Federal National Mortgage
             Association
             Pool #82407
             9.00% Due 03/01/2004                   716,617
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   172,761 Federal National Mortgage
             Association
             Remic 1990-132Z
             7.00% Due 11/25/2020              $    178,918
    360,297 Federal National Mortgage
             Association
             Remic 1992-131H
             7.50% Due 06/25/2021                   363,778
  1,000,000 Federal National Mortgage
             Association
             Remic 1992-138P
             7.50% Due 08/25/2022                 1,000,073
    225,000 Federal National Mortgage
             Association
             Remic 1992-202J
             7.50% Due 04/25/2020                   231,955
    244,000 Federal National Mortgage
             Association
             Remic 1993-1G
             7.50% Due 01/25/2022                   253,608
  1,200,000 Federal National Mortgage
             Association
             Remic 1994-38J
             7.00% Due 11/25/2012                 1,251,239
  1,000,000 Federal National Mortgage
             Association
             Remic 1994-75N
             7.00% Due 04/25/2024                 1,014,545
    985,288 Federal National Mortgage
             Association
             Remic 1998-32LA
             7.00% Due 03/18/2012                   994,570
  2,221,000 Federal National Mortgage
             Association
             Remic 92-135J
             7.50% Due 02/25/2021                 2,269,775
    711,000 Federal National Mortgage
             Association
             Remic 92-174H
             7.25% Due 09/25/2021                   727,098
    645,000 Federal National Mortgage
             Association
             Remic 93-54J
             6.75% Due 10/25/2022                   661,495
    660,000 Federal National Mortgage
             Association
             Remic 93-89D
             7.00% Due 06/25/2023                   670,805
    455,215 Federal National Mortgage
             Association
             Remic G92-40ZC
             7.00% Due 07/25/2022                   470,468
  1,000,000 Federal National Mortgage
             Association
             Remic G93-32J
             6.75% Due 05/25/2009                 1,039,262
    442,960 Federal National Mortgage
             Association
             Remic G93-40ZC
             6.50% Due 12/25/2023                   433,210

See Notes to Financial Statements      52

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   659,493 Federal National Mortgage
             Association
             Remic G94-5A
             7.00% Due 01/17/2024              $    669,326
  1,552,855 Federal National Mortgage
             Association
             Remic X-188AQZ
             6.00% Due 10/25/2008                 1,555,815
    976,915 Federal National Mortgage
             Association
             Remic 98-34AV
             6.50% Due 06/18/2028                   987,146
     18,703 Federal National Mortgage
             Association Strips
             0.00% Due 03/01/2018                    17,373
    613,289 Government National
             Mortgage Association
             Pool #9257
             8.25% Due 06/20/2025                   642,115
      9,461 Government National
             Mortgage Association
             Pool #008881
             8.25% Due 03/15/2006                     9,991
      1,040 Government National
             Mortgage Association
             Pool #009335
             8.25% Due 04/15/2006                     1,098
    775,438 Government National
             Mortgage Association
             Pool #409781
             8.25% Due 08/15/2025                   818,608
    403,482 Government National
             Mortgage Association
             Pool #427291
             8.25% Due 12/15/2027                   425,540
    764,214 Government National
             Mortgage Association
             Pool #453323
             8.25% Due 09/15/2027                   805,994
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   599,053 Government National
             Mortgage Association
             Pool #453336
             8.25% Due 09/15/2027              $    631,804
  2,077,095 Government National
             Mortgage Association
             Pool #440640
             8.25% Due 06/15/2027                 2,190,651
     10,000 United States Treasury
             Bonds
             3.50% Due 11/15/1998                     9,980
    200,000 United States Treasury
             Notes
             7.75% Due 02/15/2001                   215,000
  4,000,000 United States Treasury
             Strips
             0.00% Due 08/15/2002                 3,387,320
                                               ------------
Total United States Government and
Agency Obligations
  (Cost $54,098,621)
                                                 55,395,348
                                               ------------
              SHORT TERM INVESTMENTS    1.6%
              CERTIFICATE OF DEPOSIT    0.2%
$   126,080 Hudson City Savings CD
             7.56% Due 02/22/1999
             (Cost $126,080)                        126,080
                                               ------------
                REPURCHASE AGREEMENT    1.4%
    850,000 Cantor Fitzgerald, Inc.
             Dated 9/30/1998
             5.42% Due 10/1/98
             Collateralized by
             $742,000 United States
             Treasury Notes Due
             2/15/2005 (Value
             $868,140)                              850,000
                                               ------------
Total Short Term Investments (Cost
$976,080)                               1.6%   $    976,080
                                               ------------
Total Investments (Cost $59,784,684)  102.3%   $ 61,118,908
Liabilities, Net of Other Assets       -2.3%     (1,400,492)
                                      ------   ------------
Net Assets                            100.0%   $ 59,718,416
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      53

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $59,784,684)--Note 2(A)                                     $61,118,908
  Cash                                                             48,162
  Receivable for units sold                                       256,257
  Dividends and interest receivable                               530,746
  Collateral for securities loaned, at fair value
  (Note 4)                                                      2,970,310
  Other assets                                                     12,796
                                                              -----------
                                                               64,937,179
LIABILITIES:
  Payable for units redeemed                        $2,166,568
  Payable upon return of securities loaned (Note
  4)                                                2,970,310
  Payable to investment managers                      19,064
  Accrued expenses                                    62,821    5,218,763
                                                    --------  -----------
NET ASSETS at value, applicable to 1,751,290
  outstanding units of
  beneficial interest--Note 5                                 $59,718,416
                                                              -----------
                                                              -----------
NET ASSET VALUE offering and redemption price per
  unit
  ($59,718,416 divided by 1,751,290 units)                    $     34.10
                                                              -----------
                                                              -----------

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $4,527,149
                                                          ----------
       Total Income                                                   $4,527,149
  Expenses:
    Investment manager's fees--Note 3(A)                     243,403
    Shareholder servicing fees and expenses--Note 3(B)       332,867
    Custodian fees and expenses                               14,907
    Legal and auditing fees                                   19,426
    Consultant fees                                           11,816
    Trustees' fees and expenses--Note 3(C)                    26,104
    Printing and Postage                                      16,613
    Insurance                                                 14,898
    Other                                                     31,717
                                                          ----------
       Total Expenses                                                    711,751
                                                                      ----------
INVESTMENT INCOME--NET                                                 3,815,398
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                           864,694
  Unrealized appreciation on investments                     282,393
                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        1,147,087
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,962,485
                                                                      ----------
                                                                      ----------

                        See Notes to Financial Statements

             INTERMEDIATE-TERM BOND FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                          Year Ended   Year Ended
                                                            9/30/98      9/30/97
                                                          -----------  -----------
OPERATIONS:
  Investment income--net                                  $ 3,815,398  $ 4,223,168
  Net realized gain                                           864,694      786,866
  Net unrealized appreciation                                 282,393      321,150
                                                          -----------  -----------
  Net increase in net assets resulting from operations      4,962,485    5,331,184
                                                          -----------  -----------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                       7,479,124   17,101,876
  Value of units redeemed                                 (21,111,961) (28,798,252)
                                                          -----------  -----------
  Net (decrease) in net assets resulting from capital
  transactions                                            (13,632,837) (11,696,376)
                                                          -----------  -----------
  Net (decrease)                                           (8,670,352)  (6,365,192)
NET ASSETS at beginning of year                            68,388,768   74,753,960
                                                          -----------  -----------
NET ASSETS at end of year                                 $59,718,416  $68,388,768
                                                          -----------  -----------
                                                          -----------  -----------

                        See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------

CORPORATE BONDS
$   260,000 MidAmerica Energy 5.05%
             Due 10/15/1998                    $    259,933
     25,000 Pepsico Inc. 7.625% Due
             11/01/1998                              25,034
    125,000 Southwestern Bell 5.70%
             Due 03/11/1999                         125,229
                                               ------------
Total Corporate Bonds (Cost
$409,889)                               1.3%   $    410,196
                                               ------------
                    COMMERCIAL PAPER
$   807,000 Anheuser Busch Co.
             5.72% Due 10/01/1998              $    807,000
    953,000 Sherwin-Williams Co.
             5.72% Due 10/01/1998                   953,000
                                               ------------
Total Corporate Paper (Cost
$1,760,000)                             5.4%   $  1,760,000
                                               ------------
 UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS
$   205,435 Federal Farm Credit Bank
             5.79% Due 03/01/1999              $    205,828
     55,000 Federal Farm Credit Bank
             Medium Term Note 5.70%
             Due 11/03/1998                          54,995
    100,000 Federal Home Loan Bank
             5.30% Due 11/18/1998                    99,942
    250,000 Federal Home Loan Bank
             5.42% Due 12/08/1998                   250,180
    100,000 Federal Home Loan Bank
             5.04% Due 10/01/1998                    99,971
    500,000 Federal Home Loan Bank
             4.96% Due 10/28/1998                   499,704
    250,000 Federal Home Loan Bank
             5.59% Due 02/02/1999                   250,279
    250,000 Federal Home Loan Bank
             5.512% Due 02/16/1999                  250,257
    500,000 Federal Home Loan Bank
             5.905% Due 10/21/1998                  499,900
    100,000 Federal Home Loan Bank
             Medium Term Note 5.24%
             Due 11/30/1998                          99,909
     30,000 Federal Home Loan Bank
             Medium Term Note 5.71%
             Due 11/20/1998                          29,996
    500,000 Federal Home Loan Bank
             5.21% Due 10/20/2000                   500,000
    500,000 Federal Home Loan
             Mortgage Corp. 5.70%
             Due 02/02/1999                         501,990
    100,000 Federal Home Loan
             Mortgage Corp. 5.30%
             Due 10/26/1998                          99,957

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   100,000 Federal Home Loan
             Mortgage Corp. 5.50%
             Due 10/30/1998                    $     99,948
    200,000 Federal Home Loan
             Mortgage Corp. 5.70%
             Due 01/18/1999                         200,700
    170,548 Federal Home Loan
             Mortgage Corp. Pool
             #90027 8.00% Due
             11/01/1998                             170,548
    229,766 Federal Home Loan
             Mortgage Corp. Pool
             #91909 6.50% Due
             09/01/1999                             231,001
    233,625 Federal Home Loan
             Mortgage Corp. Pool
             #80120 7.00% Due
             08/01/1999                             235,830
    240,529 Federal Home Loan
             Mortgage Corp. Pool
             #80157 7.00% Due
             03/01/2000                             244,053
    176,797 Federal Home Loan
             Mortgage Corp. Pool
             #90315
             5.50% Due 12/01/1998                   176,534
     91,391 Federal Home Loan
             Mortgage Corp. Pool
             #90320
             6.00% Due 01/01/1999                    91,615
    207,365 Federal Home Loan
             Mortgage Corp. Pool
             #90345
             7.00% Due 05/01/1999                   208,663
     66,742 Federal Home Loan
             Mortgage Corp. Pool
             #90352
             7.50% Due 05/01/1999                    67,316
    410,428 Federal Home Loan
             Mortgage Corp. Pool
             #90337
             6.00% Due 05/01/1999                   411,430
    188,361 Federal Home Loan
             Mortgage Corp. Pool
             #90354
             7.50% Due 08/01/1999                   189,980
    194,241 Federal Home Loan
             Mortgage Corp. Pool
             #71994
             5.50% Due 02/01/1999                   193,662
    248,461 Federal Home Loan
             Mortgage Corp. Pool
             #72075
             6.00% Due 03/01/1999                   249,068
    335,711 Federal Home Loan
             Mortgage Corp. Pool
             #72494
             7.50% Due 06/01/1999                   338,595
     25,093 Federal Home Loan
             Mortgage Corp. Pool
             #72804
             7.50% Due 09/01/1999                    25,309

See Notes to Financial Statements      56

Statement of Investments                                      September 30, 1998
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   127,972 Federal Home Loan
             Mortgage Corp. Pool
             #40009
             6.50% Due 09/01/2000              $    129,145
    466,404 Federal Home Loan
             Mortgage Corp. Pool
             #50192
             6.50% Due 09/01/1999                   468,517
    661,754 Federal Home Loan
             Mortgage Corp. Remic
             1674/VA
             4.95% Due 07/15/2000                   659,266
     60,541 Federal Home Loan
             Mortgage Corp. Remic
             1663PL
             7.00% Due 01/15/1999                    60,545
     87,010 Federal Home Loan
             Mortgage Corp. Remic
             1730E
             7.00% Due 02/15/1999                    87,112
     78,586 Federal Home Loan
             Mortgage Corp. Remic
             92-79LB
             7.00% Due 09/25/1999                    79,020
    100,000 Federal National Mortgage
             Association
             5.05% Due 11/10/1998                    99,911
    600,000 Federal National Mortgage
             Association
             Remic 1997-67PA 6.25%
             Due 05/18/2000                         600,792
    250,000 Federal National Mortgage
             Association
             5.55% Due 10/05/1998                   249,994
    250,000 Federal National Mortgage
             Association Medium Term
             Note 5.35% Due
             10/13/1998                             249,934
    250,000 Federal National Mortgage
             Association Medium Term
             Note 5.38% Due
             10/23/1998                             249,955
     40,000 Federal National Mortgage
             Association Medium Term
             Note 4.75% Due
             10/26/1998                              40,000
    200,000 Federal National Mortgage
             Association Medium Term
             Note 5.42% Due
             11/02/1998                             199,890
    200,000 Federal National Mortgage
             Association Medium Term
             Note 5.23% Due
             11/25/1998                             199,829
    500,000 Federal National Mortgage
             Association Medium Term
             Note 5.75% Due
             02/09/1999                             500,285
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   207,688 Federal National Mortgage
             Association Remic
             1992-106G 7.00% Due
             06/25/1999                        $    208,898
     64,551 Federal National Mortgage
             Association Pool #50702
             7.50% Due 01/01/2000                    65,495
    968,026 Federal National Mortgage
             Association Pool
             #124673
             7.00% Due 02/01/2000                   984,415
    120,658 Federal National Mortgage
             Association Pool
             #143012
             7.00% Due 01/01/1999                   122,000
    128,257 Federal National Mortgage
             Association Pool
             #148681
             7.00% Due 02/01/1999                   129,684
    844,811 Federal National Mortgage
             Association Pool
             #190781
             7.50% Due 05/01/2000                   852,694
    342,752 Federal National Mortgage
             Association Pool
             #190808
             7.50% Due 04/01/2000                   345,950
  1,564,801 Federal National Mortgage
             Association Pool
             #303072
             7.50% Due 07/01/2000                 1,579,401
    400,554 Federal National Mortgage
             Association Pool
             #303581
             7.00% Due 01/01/2000                   405,009
                                               ------------
Total United States Government and
Agency
  Obligations (Cost $15,106,732)
                                       46.8%   $ 15,144,901
                                               ------------
                REPURCHASE AGREEMENT
$12,800,000 Cantor Fitzgerald, Inc.
             Dated 9/30/1998 5.42%
             Due 10/1/98
             Collateralized by
             $9,583,000 United
             States Treasury Bond
             Due 8/15/2019 (Value
             $13,056,838)              39.5%   $ 12,800,000
                                               ------------
Total Investments (Cost $30,076,621)   93.0%   $ 30,115,097
Other Assets, Less Liabilities          7.0%      2,269,423
                                      ------   ------------
Net Assets                            100.0%   $ 32,384,520
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      57

                 Statement of Assets and Liabilities          September 30, 1998
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $30,076,621)--Note 2(A)                                     $30,115,097
  Cash                                                            477,543
  Receivable for units sold                                     2,484,487
  Dividends and interest receivable                               150,264
  Other assets                                                      6,792
                                                              -----------
                                                               33,234,183
LIABILITIES:
  Payable for investments purchased                 $578,808
  Payable for units redeemed                         219,087
  Payable to investment managers                       5,176
  Accrued expenses                                    46,592      849,663
                                                    --------  -----------
NET ASSETS at value, applicable to 1,451,475
  outstanding units of
  beneficial interest--Note 5                                 $32,384,520
                                                              -----------
                                                              -----------
NET ASSET VALUE offering and redemption price per
  unit
  ($32,384,520 divided by 1,451,475 units)                    $     22.31
                                                              -----------
                                                              -----------

                 Statement of Operations           Year Ended September 30, 1998
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $1,406,761
                                                          ---------
       Total Income                                                  $1,406,761
  Expenses:
    Investment manager's fees--Note 3(A)                     61,881
    Shareholder servicing fees and expenses--Note 3(B)      147,394
    Custodian fees and expenses                              13,640
    Legal and auditing fees                                  17,727
    Consultant fees                                          11,816
    Trustees' fees and expenses--Note 3(C)                   26,104
    Printing and Postage                                     16,613
    Insurance                                                 5,072
    Other                                                    21,644
                                                          ---------
       Total Expenses                                       321,891
       Less expense reimbursement--Note 3(A)               (123,847)
                                                          ---------
       Net Expenses                                                     198,044
                                                                     ----------
INVESTMENT INCOME--NET                                                1,208,717
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note
  4:
  Realized (loss) on investments                               (625)
  Unrealized appreciation on investments                     21,885
                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   21,260
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,229,977
                                                                     ----------
                                                                     ----------

                        See Notes to Financial Statements

             SHORT-TERM INVESTMENT FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                          Year Ended   Year Ended
                                                            9/30/98      9/30/97
                                                          -----------  -----------
OPERATIONS:
  Investment income--net                                  $ 1,208,717  $ 1,196,927
  Net realized (loss)                                            (625)          --
  Net unrealized appreciation                                  21,885       22,137
                                                          -----------  -----------
  Net increase in net assets resulting from operations      1,229,977    1,219,064
                                                          -----------  -----------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                      51,447,590   19,468,323
  Value of units redeemed                                 (47,314,082) (19,334,439)
                                                          -----------  -----------
  Net increase in net assets resulting from capital
    transactions                                            4,133,508      133,884
                                                          -----------  -----------
  Net increase                                              5,363,485    1,352,948
NET ASSETS at beginning of year                            27,021,035   25,668,087
                                                          -----------  -----------
NET ASSETS at end of year                                 $32,384,520  $27,021,035
                                                          -----------  -----------
                                                          -----------  -----------

                        See Notes to Financial Statements

                 NOTES TO FINANCIAL STATEMENTS
                 NOTE 1--GENERAL
                     Participation in RSI Retirement Trust ("RSI") is limited to
                 IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of RSI to have business interests in common with organizations participating in RSI. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

                     In order to provide investment products to Participating
                 Plans, RSI operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing as of September 30, 1998 seven classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of RSI as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup-Registered Trademark-").

                     On April 24, 1992, the remaining unitholders of RSI's
                 Dedicated Bond Fund sold their units and the proceeds were used to purchase units in other RSI fixed-income funds. The Dedicated Bond Fund has been inactive subsequent to this date.

                     The financial statements of the Investment Funds are
                 presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1)each listed security is valued at its closing price
                        obtained from the respective exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing or bid price;

                     (2)each unlisted security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ;

                     (3)United States Government and agency obligations and
                        certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

                     (4)mortgage-backed securities and asset-backed securities
                        are valued with a cash flow model based on both the pre-payment assumptions (Public Securities Association median) and the price-yield spreads over comparable United States Treasury Securities;

                     (5)short-term money market instruments (such as
                        certificates of deposit, bankers' acceptances and commercial paper) are valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit rating.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of RSI using methods and procedures reviewed and approved by RSI's Trustees.

                     Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. It is not practical to isolate that portion of income arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                     The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (C) SECURITIES LOANS:  The Investment Funds lend their
                     securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds. Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received. When other forms of collateral are received, the assets and liabilities are generally not recognized as the counter-parties have the ability to redeem the collateral on short notice from the Funds.

                 (D) DIVIDENDS TO UNITHOLDERS:  RSI does not normally declare nor pay dividends on its net investment income or capital gains.

                 (E) FEDERAL INCOME TAXES:  RSI has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

                 (F) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

                 (G) OTHER:  RSI accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated among them.

                     Administrative expenses incurred by RSI relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

                     The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

                 (H) OPTIONS VALUATION:  The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and "marked to market" daily to reflect the current value of the option written. If the written option is exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER
                 TRANSACTIONS WITH AFFILIATES

                 (A) Retirement System Investors Inc. ("Investors") is the
                     Investment Advisor for each Investment Fund. Investors has retained sub-advisors to manage the International Equity Fund and the Emerging Growth Equity Fund. Investors acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

                     Beginning April 1, 1997, HLM Management Company, Inc. became one of the two sub-advisors to the Emerging Growth Equity Fund, replacing The Putnam Advisory Company, Inc. Friess Associates, Inc. continues to be the other sub-advisor to the Emerging Growth Equity Fund.

                     Fees incurred by Investors pursuant to the provisions of its investment management contracts are payable monthly to Investors and quarterly to all sub-advisors and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

INVESTMENT FUND                      INVESTMENT MANAGER                        FEE
--------------------------  ------------------------------------  -----------------------------
Core Equity Fund            Retirement System Investors Inc.      .60% on first $50 million
                                                                  .50% on next $150 million,
                                                                  and .40% over $200 million
Value Equity Fund           Retirement System Investors Inc.      .60% on first $10 million,
                                                                  .50% on next $10 million,
                                                                  .40% on next $20 million,
                                                                  .30% on next $20 million,
                                                                  .20% on next $40 million,
                                                                  .15% on next $50 million,
                                                                  and .10% over $150 million
Emerging Growth             Friess Associates, Inc.(Sub-advisor)  1.00%
  Equity Fund
                            HLM Management Company, Inc.          1.00% on first $25 million
                            (Sub-advisor)                         .80% on next $25 million,
                                                                  and .60% over $50 million
International               Morgan Grenfell Investment            .60% on first $50 million,
  Equity Fund               Services Limited (Sub-advisor)        and .50% over $50 million
Actively Managed            Retirement System Investors Inc.      .40% on first $50 million,
  Bond Fund                                                       .30% on next $100 million,
                                                                  and .20% over $150 million

INVESTMENT FUND                      INVESTMENT MANAGER                        FEE
--------------------------  ------------------------------------  -----------------------------
Intermediate-Term           Retirement System Investors Inc.      .40% on first $50 million,
  Bond Fund                                                       .30% on next $100 million,
                                                                  and .20% over $150 million
Short-Term                  Retirement System Investors Inc.      .25 on first $50 million,
  Investment Fund                                                 and .20% over $50 million

                     RSI's investment management agreement with Investors provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a sub-advisor. For the year ended September 30, 1998, Investors has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $123,847, to limit the Fund's annual expenses to 0.80% of average net assets.

                 (B) Shareholder servicing fees and expenses for the year ended consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup) under a contract for providing administrative services for the Investment Funds. The fee arrangement applicable for each of the Investment Funds is as follows:

AVERAGE NET ASSETS                    FEE
---------------------------------  ---------
First $25 million                        .60%
Next $25 million                         .50%
Next $25 million                         .40%
Next $25 million                         .30%
Over $100 million                        .20%

                 (C) Each Trustee who is not an officer of RSI receives an
                     annual fee of $9,500 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of RSI are also officers of RSGroup and its subsidiaries.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 1998:

                                                       PURCHASES           SALES
                                                    ----------------  ----------------
Core Equity Fund                                    $     10,794,064  $     55,018,221
Value Equity Fund                                         68,305,535        61,221,795
Emerging Growth Equity Fund                              143,480,556       147,997,850
International Equity Fund                                 36,896,837        33,022,970
Actively Managed Bond Fund                               116,681,502       106,422,253
Intermediate-Term Bond Fund                               68,141,521        76,935,549

                     Net unrealized appreciation (depreciation) consisting of
                 gross unrealized appreciation and gross unrealized depreciation at September 30, 1998 for each of the Investment Funds was as follows:

                                     NET UNREALIZED                         GROSS
                                      APPRECIATION    GROSS UNREALIZED    UNREALIZED
                                     (DEPRECIATION)     APPRECIATION     DEPRECIATION
                                    ----------------  ----------------  --------------
Core Equity Fund                    $    104,620,047  $    106,721,378  $   (2,101,331)
Value Equity Fund                           (416,449)        8,160,656      (8,577,105)
Emerging Growth Equity Fund                 (394,911)        6,088,294      (6,483,205)
International Equity Fund                    605,534         5,045,924      (4,440,390)
Actively Managed Bond Fund                 8,461,770         8,529,690         (67,920)
Intermediate-Term Bond Fund                1,334,224         1,365,474         (31,250)
Short-Term Investment Fund                    38,476            38,969            (493)

                     The following summarizes the market value of securities
                 that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 1998:

                                                          VALUE OF
                                                         SECURITIES       VALUE OF
                                                           LOANED        COLLATERAL
                                                       --------------  --------------
Core Equity Fund                                       $    3,664,320  $    3,948,840
Value Equity Fund                                           6,767,630       7,503,141
Emerging Growth Equity Fund                                19,064,697      20,456,208
International Equity Fund                                     543,898         587,950
Actively Managed Bond Fund                                  6,765,794       6,800,917
Intermediate Term Bond Fund                                 3,217,954       3,229,440
Short-Term Investment Fund                                    143,135         145,998

                     These securities lending arrangements may result in
                 significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

                     In June 1996, the Financial Accounting Standards Board
                 issued Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). SFAS 125 provides accounting and reporting standards for transfers of financial assets, including repurchase agreements and securities lending arrangements, and establishes new requirements for pledged collateral. RSI has adopted this pronouncment effective January 1, 1998 and its adoption had no effect on the net assets of the Investment Funds.

                     For the year ended September 30, 1998 the Emerging Growth
                 Equity Fund, Value Equity Fund, and the International Equity Fund each had expenses paid through brokerage/service arrangements which amounted to $56,176, $4,410 and $20,000, respectively.

                 NOTE 5--CAPITAL TRANSACTIONS:
                     At September 30, 1998 there were an unlimited number of
                 units of beneficial interest authorized for each Investment
                 Fund.

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1998 were as follows:

                                    Core Equity             Value Equity
                                       Fund                     Fund
                              -----------------------  -----------------------
                                Units       Amount       Units       Amount
                              ---------  ------------  ---------  ------------
Units sold                      276,487  $ 22,854,166    334,572  $ 20,642,979
Units redeemed                 (844,421)  (68,118,523)  (251,265)  (15,152,673)
                              ---------  ------------  ---------  ------------
Net increase (decrease)        (567,934) $(45,264,357)    83,307  $  5,490,306
                              ---------  ------------  ---------  ------------
                              ---------  ------------  ---------  ------------

                                   Emerging Growth          International
                                     Equity Fund             Equity Fund
                               -----------------------  ----------------------
                                 Units       Amount       Units      Amount
                               ---------  ------------  ---------  -----------
Units sold                       153,746  $ 11,606,019    195,365  $ 9,648,430
Units redeemed                  (231,027)  (17,083,955)  (135,770)  (6,755,055)
                               ---------  ------------  ---------  -----------
Net increase (decrease)          (77,281) $ (5,477,936)    59,595  $ 2,893,375
                               ---------  ------------  ---------  -----------
                               ---------  ------------  ---------  -----------

                                  Actively Managed         Intermediate-Term
                                      Bond Fund                Bond Fund
                               -----------------------  -----------------------
                                 Units       Amount       Units       Amount
                               ---------  ------------  ---------  ------------
Units sold                       744,236  $ 26,734,278    227,648  $  7,479,124
Units redeemed                  (782,105)  (27,911,465)  (643,793)  (21,111,961)
                               ---------  ------------  ---------  ------------
Net (decrease)                   (37,869) $ (1,177,187)  (416,145) $(13,632,837)
                               ---------  ------------  ---------  ------------
                               ---------  ------------  ---------  ------------

                                    Short-Term
                                 Investment Fund
                             ------------------------
                               Units        Amount
                             ----------  ------------
Units sold                    2,372,449  $ 51,447,590
Units redeemed               (2,193,734)  (47,314,082)
                             ----------  ------------
Net increase                    178,715  $  4,133,508
                             ----------  ------------
                             ----------  ------------

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1997 were as follows:

                                  Core Equity              Value Equity
                                      Fund                     Fund
                            ------------------------  -----------------------
                              Units        Amount       Units       Amount
                            ----------  ------------  ---------  ------------
Units sold                     396,478  $ 25,795,510    227,658  $ 11,173,465
Units redeemed              (1,449,971)  (97,429,664)  (491,588)  (23,923,187)
                            ----------  ------------  ---------  ------------
Net (decrease)              (1,053,493) $(71,634,154)  (263,930) $(12,749,722)
                            ----------  ------------  ---------  ------------
                            ----------  ------------  ---------  ------------

                                 Emerging Growth           International
                                   Equity Fund              Equity Fund
                             -----------------------  -----------------------
                               Units       Amount       Units       Amount
                             ---------  ------------  ---------  ------------
Units sold                     227,146  $ 15,421,504    199,932  $  9,216,371
Units redeemed                (516,504)  (36,204,646)  (384,652)  (17,999,512)
                             ---------  ------------  ---------  ------------
Net (decrease)                (289,358) $(20,783,142)  (184,720) $ (8,783,141)
                             ---------  ------------  ---------  ------------
                             ---------  ------------  ---------  ------------

                                 Actively Managed         Intermediate-Term
                                    Bond Fund                 Bond Fund
                             ------------------------  -----------------------
                               Units        Amount       Units       Amount
                             ----------  ------------  ---------  ------------
Units sold                    1,111,406  $ 36,098,759    559,693  $ 17,101,876
Units redeemed               (1,652,565)  (53,451,868)  (943,239)  (28,798,252)
                             ----------  ------------  ---------  ------------
Net (decrease)                 (541,159) $(17,353,109)  (383,546) $(11,696,376)
                             ----------  ------------  ---------  ------------
                             ----------  ------------  ---------  ------------

                                     Short-Term
                                   Investment Fund
                               -----------------------
                                 Units       Amount
                               ---------  ------------
Units sold                       943,098  $ 19,468,323
Units redeemed                  (938,236)  (19,334,439)
                               ---------  ------------
Net increase                       4,862  $    133,884
                               ---------  ------------
                               ---------  ------------

                     Net Assets at September 30, 1998 are comprised as follows:

                                              Emerging
                              Core Equity      Growth     Value Equity  International
                                 Fund       Equity Fund       Fund      Equity Fund
                             -------------  ------------  ------------  -----------
Paid-in capital (deficit)    $(147,455,283) $(40,744,296) $(27,931,128) $(2,206,300)
Accumulated income              48,669,083    (3,897,760)   19,333,579   (1,761,617)
Accumulated realized gain      170,531,315   100,323,476    72,936,374   37,586,795
Unrealized appreciation        104,621,844      (394,911)     (408,161)     463,738
                             -------------  ------------  ------------  -----------
                             $ 176,366,959  $ 55,286,509  $ 63,930,664  $34,082,616
                             -------------  ------------  ------------  -----------
                             -------------  ------------  ------------  -----------

                                          Short-Term                       Actively
                                          Investment    Intermediate-Term   Managed
                                             Fund          Bond Fund      Bond Fund
                                        --------------  ---------------  ------------
Paid-in capital (deficit)                $(11,061,810)   $ (84,337,106)  $(49,203,909)
Accumulated income                         42,078,568      126,622,050    165,876,513
Accumulated realized gain                   1,329,286       16,099,248     37,220,675
Unrealized appreciation                        38,476        1,334,224      8,461,770
                                        --------------  ---------------  ------------
                                         $ 32,384,520    $  59,718,416   $162,355,049
                                        --------------  ---------------  ------------
                                        --------------  ---------------  ------------

                 NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:
                     The Investment Funds activity during the year in writing
                 equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates the Investment Funds to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.
                     A summary of the Investment Funds option transactions
                 written for the year follows:

                                               Number of
                                                Options     Premiums
CORE EQUITY FUND                               Contracts    Received
                                               ---------   ----------
Contracts outstanding at September 30, 1997           0      $      0
Options written                                     293       101,391
Options exercised                                     0             0
Options expired                                    (290 )     (98,769)
                                                    ---    ----------
Contracts outstanding at September 30, 1998           3      $  2,622
                                                    ---    ----------
                                                    ---    ----------

                                               Number of
                                                Options     Premiums
VALUE EQUITY FUND                              Contracts    Received
                                               ---------   ----------
Contracts outstanding at September 30, 1997          46      $17,947
Options written                                     128       36,828
Options exercised                                     0            0
Options expired                                    (137 )    (42,312 )
                                                    ---    ----------
Contracts outstanding at September 30, 1998          37      $12,463
                                                    ---    ----------
                                                    ---    ----------

                     As of September 30, 1998, the International Equity Fund had
                 an outstanding forward currency contract as set forth below. These contracts are reported in the financial statements at the Fund's net loss of $(141,796), which is the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at September 30, 1998.

                          CONTRACTS TO SELL
---------------------------------------------------------------------
                 Japanese Yen for U.S.
294,564,000            $2,025,191             11/13/98    $(141,796)

                 NOTE 7--FINANCIAL HIGHLIGHTS

                                                             CORE EQUITY FUND
                                           ----------------------------------------------------
                                             Year       Year       Year       Year       Year
                                            Ended      Ended      Ended      Ended      Ended
                                           9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                           --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year         $ 76.11    $ 56.57    $ 46.71    $ 35.57    $ 34.49
                                           --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net                    0.58       0.60       0.72       0.74       0.54

    Net realized and unrealized gain
      on investments                          2.72      18.94       9.14      10.40       0.54
                                           --------   --------   --------   --------   --------
      Total from Investment Operations        3.30      19.54       9.86      11.14       1.08
                                           --------   --------   --------   --------   --------
  Net Asset Value, End of the Year         $ 79.41    $ 76.11    $ 56.57    $ 46.71    $ 35.57
                                           --------   --------   --------   --------   --------
                                           --------   --------   --------   --------   --------
      Total Return                            4.34%     34.54%     21.11%     31.32%      3.13%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                                   (0.94)%    (0.90)%    (0.92)%    (0.98)%    (1.01)%
  Investment income--net                      0.72%      0.92%      1.40%      1.86%      1.56%
Portfolio Turnover Rate                       5.62%      5.68%      9.95%      7.91%      6.47%
Net Assets at End of the Year ($1,000's)   $176,367   $212,273   $217,356   $189,942   $141,544

                 -----------------------------------------
                 * Using average units basis.

                                                           VALUE EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 57.36    $ 39.67    $ 32.63    $ 27.05    $ 26.48
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net                   0.57       0.60       0.72       0.93       0.79

    Net realized and unrealized gain
      (loss) on investments                 (1.66)     17.09       6.32       4.65      (0.22)
                                          --------   --------   --------   --------   --------
      Total from Investment Operations      (1.09)     17.69       7.04       5.58       0.57
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 56.27    $ 57.36    $ 39.67    $ 32.63    $ 27.05
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                          (1.90)%    44.59%     21.58%     20.63%      2.15%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.11)%    (1.20)%    (1.20)%    (1.32)%    (1.41)%
  Investment income--net                     0.93%      1.26%      1.98%      3.24%      3.02%
Portfolio Turnover Rate                     95.66%     99.25%     61.53%     67.06%     40.41%
Net Assets at End of the Year ($1,000's)  $63,931    $60,389    $52,231    $43,824    $35,603

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/98, 9/30/97, 9/30/96 and 9/30/95.

                                                      EMERGING GROWTH EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 84.47    $ 67.07    $ 52.58    $ 35.96    $ 35.52
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment (loss)--net                  (0.90)     (0.95)     (0.90)     (0.67)     (0.57)

    Net realized and unrealized gain
      on investments                       (28.67)     18.35      15.39      17.29       1.01
                                          --------   --------   --------   --------   --------
      Total from Investment Operations     (29.57)     17.40      14.49      16.62       0.44
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 54.90    $ 84.47    $ 67.07    $ 52.58    $ 35.96
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                         (35.01)%    25.94%     27.56%     46.22%      1.24%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.94)%    (1.98)%    (1.91)%    (2.12)%    (2.08)%
  Investment (loss)--net                    (1.22)%    (1.39)%    (1.54)%    (1.61)%    (1.64)%
Portfolio Turnover Rate                    204.41%    177.68%    150.40%    170.54%    114.15%
Net Assets at End of the Year ($1,000's)  $55,287    $91,589    $92,136    $74,625    $48,293

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/98, 9/30/97, 9/30/96 and 9/30/95.

                                                       INTERNATIONAL EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 51.09    $ 45.25    $ 40.25    $ 38.08    $ 34.36
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment (loss)--net                  (0.14)     (0.14)     (0.08)     (0.02)     (0.09)

    Net realized and unrealized gain
      (loss) on investments                 (5.51)      5.98       5.08       2.19       3.81
                                          --------   --------   --------   --------   --------
      Total from Investment Operations      (5.65)      5.84       5.00       2.17       3.72
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 45.44    $ 51.09    $ 45.25    $ 40.25    $ 38.08
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                         (11.06)%    12.91%     12.42%      5.70%     10.83%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.94)%    (1.96)%    (1.93)%    (1.90)%    (1.96)%
  Investment (loss)--net                    (0.27)%    (0.29)%    (0.20)%    (0.07)%    (0.25)%
Portfolio Turnover Rate                     92.82%     61.87%     51.29%     51.40%     44.25%
Net Assets at End of the Year ($1,000's)  $34,083    $35,276    $39,602    $31,143    $28,672

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/98, 9/30/97, 9/30/96 and 9/30/95.

                                                          ACTIVELY MANAGED BOND FUND
                                           --------------------------------------------------------
                                             Year        Year        Year        Year        Year
                                            Ended       Ended       Ended       Ended       Ended
                                           9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
                                           --------    --------    --------    --------    --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year         $ 33.89     $ 30.79     $ 29.58     $ 26.06     $ 27.43
                                           --------    --------    --------    --------    --------
Income from Investment Operations:

    Investment income--net                    2.19        2.04        1.80        1.64        1.47

    Net realized and unrealized gain
      (loss) on investments                   1.65        1.06       (0.59)       1.88       (2.84)
                                           --------    --------    --------    --------    --------
      Total from Investment Operations        3.84        3.10        1.21        3.52       (1.37)
                                           --------    --------    --------    --------    --------
  Net Asset Value, End of the Year         $ 37.73     $ 33.89     $ 30.79     $ 29.58     $ 26.06
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
      Total Return                           11.33 %     10.07 %      4.09 %     13.51 %     (4.99)%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                                   (0.81)%     (0.81)%     (0.80)%     (0.84)%     (0.82)%
  Investment income--net                      6.16 %      6.32 %      5.94 %      5.95 %      5.51 %
Portfolio Turnover Rate                      71.12 %     69.29 %     17.14 %     18.21 %      8.54 %
Net Assets at End of the Year ($1,000's)   $162,355    $147,139    $150,304    $140,127    $136,210

                 -----------------------------------------
                 * Using average units basis.

                                                       INTERMEDIATE-TERM BOND FUND
                                           ----------------------------------------------------
                                             Year       Year       Year       Year       Year
                                            Ended      Ended      Ended      Ended      Ended
                                           9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                           --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year         $ 31.55    $ 29.30    $ 28.01    $ 25.40    $ 25.95
                                           --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net                    1.93       1.78       1.74       1.66       1.46

    Net realized and unrealized gain
      (loss) on investments                   0.62       0.47      (0.45)      0.95      (2.01)
                                           --------   --------   --------   --------   --------
      Total from Investment Operations        2.55       2.25       1.29       2.61      (0.55)
                                           --------   --------   --------   --------   --------
  Net Asset Value, End of the Year         $ 34.10    $ 31.55    $ 29.30    $ 28.01    $ 25.40
                                           --------   --------   --------   --------   --------
                                           --------   --------   --------   --------   --------
      Total Return                            8.08%      7.68%      4.61%     10.28%     (2.12)%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                                   (1.10)%    (1.04)%    (0.98)%    (0.98)%    (0.95)%
  Investment income--net                      5.92%      5.86%      6.06%      6.27%      5.68%
Portfolio Turnover Rate                     107.30%     67.95%     13.20%     15.95%     17.92%
Net Assets at End of the Year ($1,000's)   $59,718    $68,389    $74,754    $90,482    $89,780

                 -----------------------------------------
                 * Using average units basis.

                                                       SHORT-TERM INVESTMENT FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/98    9/30/97    9/30/96    9/30/95    9/30/94
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 21.23    $ 20.24    $ 19.31    $ 18.36    $ 17.83
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net                   1.06       0.97       0.94       0.93       0.53

    Net realized and unrealized gain
      (loss) on investments                  0.02       0.02      (0.01)      0.02       0.00
                                          --------   --------   --------   --------   --------
      Total from Investment Operations       1.08       0.99       0.93       0.95       0.53
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 22.31    $ 21.23    $ 20.24    $ 19.31    $ 18.36
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                           5.09%      4.89%      4.82%      5.17%      2.97%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                                  (0.80)%    (0.80)%    (0.80)%    (0.80)%    (0.80)%
  Investment income--net                     4.89%      4.67%      4.76%      4.94%      2.92%
Decrease in above expense ratio
  due to fee waiver                          0.50%      0.45%      0.39%      0.34%      0.32%
Net Assets at End of the Year ($1,000's)  $32,385    $27,021    $25,668    $27,360    $29,975

                 -----------------------------------------
                 * Using average units basis.

                 INDEPENDENT AUDITOR'S REPORT
                 ---------------------------------------------------------------

                 To the Unitholders and Board of Trustees
                 RSI Retirement Trust

                     We have audited the combined and individual statements of
                 assets and liabilities, including the statements of investments, of the Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (the "Investment Funds") of the RSI Retirement Trust as of September 30, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally
                 accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Investment Funds of RSI Retirement Trust at September 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                     [SIGNATURE]

                   New York, New York
                   October 30, 1998

1998 ANNUAL MEETING
RESULTS
                     On May 28, 1998, RSI held its Annual Meeting of Trust
                 Participants to consider: (1) the election of three Trustees for terms of three years and (2) ratification or rejection of McGladrey & Pullen, LLP as independent accountants of RSI for the fiscal year ending September 30, 1998. These results, which are unaudited, follow:

                  PROPOSAL 1: ELECTION OF TRUSTEES
--------------------------------------------------------------------
              SHARES      % OF SHARES      % OF OUTSTANDING SHARES

NOMINEE:
Candace Cox
FOR         10,707,457         99.98                  85.22
AGAINST          1,979           .02                    .02
ABSTAIN              0            --                     --

NOMINEE:
William A. McKenna Jr.
FOR         10,707,069         99.98                  85.22
AGAINST          2,367           .02                    .02
ABSTAIN              0            --                     --

NOMINEE:
Raymond L. Willis
FOR         10,707,457         99.98                  85.22
AGAINST          1,979           .02                    .02
ABSTAIN              0            --                     --


          PROPOSAL 2: APPROVAL OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------

              SHARES      % OF SHARES      % OF OUTSTANDING SHARES
FOR         10,705,722         99.97                  85.20
AGAINST            885           .01                    .01
ABSTAIN          2,829           .03                    .02

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 Heidi Viceconte, First Vice President and Treasurer
                 John F. Meuser, Senior Vice President
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Chris R. Kaufman, Vice President
                 Stephen A. Hughes, First Vice President
                 Herbert Kuhl, Jr., C.F.A., First Vice President
                 Deborah A. Modzelewski, First Vice President
                 Michael Morgenroth, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Associates, LLC

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Friess Associates, Inc.
                 HLM Management Company, Inc.
                 Morgan Grenfell Investment Services Limited
                 Retirement System Investors Inc.

                 CUSTODIANS
                 ---------------------------------------------------------------
                 The Chase Manhattan Bank
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 McGladrey & Pullen, LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Swidler Berlin Shereff Friedman, LLP

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Chairman, President and Chief Executive Officer
                   ALBANK, FSB, NY

                 Candace Cox
                   Investments

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank, Norwich, CT

                 William Dannecker
                   President and Chief Executive Officer
                   Retirement System Group Inc., NY

                 Covington Hardee
                   Retired Chairman
                   The Lincoln Savings Bank, FSB, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, ME

                 Maurice E. Kinkade
                   Director of Development
                   Maplebrook School
                   President, KINCO Management

                 Willliam G. Lillis
                   Real Estate Consultant

                 William A. McKenna, Jr.
                   Chairman, President and Chief Executive Officer Ridgewood Savings Bank, NY

                 William L. Schrauth
                   President and Chief Executive Officer
                   The Savings Bank of Utica, NY

                 William E. Swan
                   President and Chief Executive Officer
                   Lockport Savings Bank, NY

                 Raymond L. Willis
                   Private Investments

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

ANNUAL REPORT



[LOGO]

RSI RETIREMENT TRUST



Core Equity Fund
Value Equity Fund
Emerging Growth Equity Fund
International Equity Fund
Actively Managed Bond Fund
Intermediate-Term Bond Fund
Short-Term Investment Fund



1998



BROKER/DEALER:


RETIREMENT SYSTEM
Distributors Inc.

317 Madison Avenue
New York, NY 10017-5397